Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended September 30, 2016

Investor Contact

Helen M. Wilson

Phone: (441) 299-9283

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the closing reports on Form 8-K/A filed on March 24, 2016.

Segment Reporting and Combined Legacy ACE and Legacy Chubb Results (“As If”) Disclosures

Since the completion of its acquisition of The Chubb Corporation (referred to as Legacy Chubb) on January 14, 2016, Chubb Limited (formerly ACE Limited and referred to as Legacy ACE) began reporting its financial results within the following business segments: North America Commercial P&C Insurance, North America Personal P&C Insurance, North America Agricultural Insurance, Overseas General Insurance, Global Reinsurance, and Life Insurance. Corporate includes all run-off asbestos and environmental (A&E) exposures, the results of its Brandywine business, the results of its Westchester Specialty operations for 1996 and prior years, certain other run-off exposures and Legacy Chubb A&E and mass tort exposures. Revenue and expenses managed at the corporate level and Chubb integration expenses, which are incurred by the overall company, are included in Corporate. These integration costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

During the third quarter of 2016, the company further refined the definition of our segment measure to include amortization expense related to business combination intangible assets purchased by the segment and other purchase accounting related intangible assets, including agency relationships, renewal rights, and client lists. In the first and second quarter of 2016, these costs were included in Corporate. The amortization of intangible assets purchased as part of The Chubb Corporation acquisition is considered a Corporate cost as these are incurred by the overall company. This updated definition better aligns with how the business is managed as we continue to refine the process. As the company progresses through the integration, it may continue to further refine its segments and segment income measures.

“As If” company measures presented throughout this document are prepared exclusive of the impact of the unearned premium reserves intangible amortization and the elimination of the historical policy acquisition costs, as a result of purchase accounting, in order to present the underlying profitability of our insurance business. We believe this measure provides visibility into our results and allows for comparability to our historical results and is consistent with how management evaluates results. We have discussed our results on an “As If” basis for both the current and prior year periods, which are defined as follows:

2016 “As If” results: The 2016 and 2015 As If underwriting results do not include any impact from purchase accounting adjustments. The first quarter and year to date combined company results are inclusive of the results of Legacy Chubb for the first 14 days of January 2016 when the acquisition had not yet been completed.

2015 “As If” results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

“As If” company results presented throughout this document are unaudited and are provided for informational purposes only. A reconciliation of “As If” company results as defined above to pro forma results in accordance with SEC guidance under Article 11, is provided in the Reconciliation of non-GAAP section starting on page 39.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance including exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable, credit developments among reinsurers, and activities and expenses related to post-acquisition integration of Legacy ACE and Legacy Chubb.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

As If Results Definition

Chubb Limited

Financial Supplement Table of Contents

		Page

I.	Financial Highlights
	- Consolidated Financial Highlights	1-2

II.	Consolidated Results
	- Consolidated Statement of Operations	3
	- P&C Results - Consecutive Quarters	4-5
	- Summary Consolidated Balance Sheets	6
	- Line of Business	7
	- Consolidated Results by Segment	8-11
	- Consolidated Results by Segment - “As If” Basis	12-13

III.	Global P&C Results
	- Global P&C Underwriting Results - Consecutive Quarters	14-15

IV.	Segment Results
	- North America Commercial P&C Insurance	16-17
	- North America Personal P&C Insurance	18-19
	- North America Agricultural Insurance	20
	- Overseas General Insurance	21-22
	- Global Reinsurance	23-24
	- Life Insurance	25-26
	- Corporate	27

V.	Balance Sheet Details
	- Loss Reserve Rollforward	28
	- Reinsurance Recoverable Analysis	29
	- Investment Portfolio	30-33
	- Net Realized and Unrealized Gains (Losses)	34-35
	- Debt and Capital	36
	- Computation of Basic and Diluted Earnings Per Share	37
	- Book Value and Book Value per Common Share	38

VI.	Other Disclosures
	- Non-GAAP Financial Measures	39-47
	- Glossary	48

Chubb Limited

Consolidated Financial Highlights - Quarter

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

						As If *
					Constant $					Constant $
			% Change		% Change			% Change		% Change
	Three months ended September 30		3Q-16 vs.	Constant $	3Q-16 vs.	Three months ended September 30		3Q-16 vs.	Constant $	3Q-16 vs.
	2016	2015	3Q-15	2015 (1)	3Q-15 (1)	2016	2015	3Q-15	2015 (1)	3Q-15 (1)
Gross premiums written	$9,483	$6,346	49.4%	$6,288	50.8%	$9,483	$9,780	-3.0%	$9,676	-2.0%
Net premiums written	$7,573	$4,709	60.8%	$4,659	62.5%	$7,573	$7,890	-4.0%	$7,799	-2.9%
P&C net premiums written	$7,041	$4,217	67.0%	$4,171	68.8%	$7,041	$7,375	-4.5%	$7,288	-3.4%
Global P&C net premiums written	$6,192	$3,480	78.0%	$3,434	80.3%	$6,192	$6,638	-6.7%	$6,551	-5.5%
Net premiums earned	$7,688	$4,719	62.9%	$4,673	64.6%	$7,688	$7,903	-2.7%	$7,811	-1.6%
Net investment income	$739	$549	34.7%	$544	36.0%
Adjusted net investment income	$830	$549	51.2%	$544	52.8%
Operating income	$1,356	$897	51.1%	$890	52.4%
Net income	$1,360	$528	157.2%
Comprehensive income (loss)	$1,376	$(271)	N/M
Operating cash flow	$1,684	$808
P&C combined ratio
Loss and loss expense ratio	57.0%	58.8%				57.0%	55.9%
Underwriting and administrative expense ratio	29.0%	27.1%				28.5%	29.1%

Combined ratio	86.0%	85.9%				85.5%	85.0%
Operating return on equity (ROE)	12.0%	12.9%
ROE	11.4%	7.2%
Operating effective tax rate (2)	18.4%	13.5%
Effective tax rate	17.0%	20.0%
Diluted earnings per share
Operating income	$2.88	$2.74	5.1%
Net income	$2.88	$1.62	77.8%
Weighted average basic common shares outstanding	468.0	324.2
Weighted average diluted common shares outstanding	471.4	327.2

(1)	Prior periods on a constant dollar basis.
(2)	Operating effective tax rate is dependent upon the mix of earnings from different jurisdictions with various tax rates. A change in the geographic mix of earnings would change the effective tax rate. The increase in the operating effective tax rate for the quarter was primarily due to a higher percentage of operating earnings being generated in higher tax paying jurisdictions.
*	2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Financial Highlights - QTR	Page 1

Chubb Limited

Consolidated Financial Highlights - Year to Date

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

						As If *
					Constant $					Constant $
			% Change		% Change			% Change		% Change
	Nine months ended September 30		YTD-16 vs	Constant $	YTD-16 vs	Nine months ended September 30		YTD-16 vs	Constant $	YTD-16 vs
	2016	2015	YTD-15	2015 (1)	YTD-15 (1)	2016	2015	YTD-15	2015 (1)	YTD-15 (1)
Gross premiums written	$26,146	$18,172	43.9%	$17,746	47.3%	$27,078	$28,530	-5.1%	$27,918	-3.0%
Net premiums written	$21,207	$13,569	56.3%	$13,225	60.4%	$22,062	$23,214	-5.0%	$22,687	-2.8%
P&C net premiums written	$19,632	$12,086	62.4%	$11,781	66.6%	$20,486	$21,659	-5.4%	$21,173	-3.2%
Global P&C net premiums written	$18,344	$10,882	68.6%	$10,577	73.4%	$19,198	$20,455	-6.1%	$19,969	-3.9%
Net premiums earned	$21,690	$13,006	66.8%	$12,698	70.8%	$22,081	$22,443	-1.6%	$21,979	0.5%
Net investment income	$2,121	$1,662	27.7%	$1,638	29.5%
Adjusted net investment income	$2,413	$1,662	45.3%	$1,638	47.4%
Operating income (2)	$3,433	$2,430	41.3%	$2,392	43.5%
Net income	$2,525	$2,151	17.4%
Comprehensive income	$4,457	$768	N/M
Operating cash flow	$3,837	$2,699
P&C combined ratio
Loss and loss expense ratio	58.0%	58.3%				58.0%	57.2%
Underwriting and administrative expense ratio	31.0%	28.9%				30.2%	30.4%

Combined ratio	89.0%	87.2%				88.2%	87.6%
Operating return on equity (ROE)	10.4%	11.7%
ROE	7.4%	9.8%
Operating effective tax rate (2)	17.3%	14.0%
Effective tax rate	18.1%	15.5%
Diluted earnings per share
Operating income	$7.40	$7.38	0.3%
Net income	$5.44	$6.53	-16.7%
Full nine months diluted earnings per share (3)
Operating income	$7.42	$7.38	0.5%
Net income	$5.49	$6.53	-15.9%

					% Change
				December 31	3Q-16 vs
				2015	4Q-15
Book value per common share	$103.96			$89.77	15.8%
Book value per common share excluding foreign currency (4)	$103.35			$89.77	15.1%
Tangible book value per common share	$60.26			$72.25	-16.6%
Tangible book value per common share excluding foreign currency (4)	$60.05			$72.25	-16.9%
Weighted average basic common shares outstanding	460.6	325.9		325.6
Weighted average diluted common shares outstanding	464.1	329.2		328.8
Total hybrid & financial debt/capitalization	21.7%			25.0%

(1)	Prior periods on a constant dollar basis.
(2)	Operating effective tax rate is dependent upon the mix of earnings from different jurisdictions with various tax rates. A change in the geographic mix of earnings would change the effective tax rate. The increase in the operating effective tax rate for the year was primarily due to a higher percentage of operating earnings being generated in higher tax paying jurisdictions.
(3)	Full nine months diluted earnings per share includes the combined company results inclusive of the first 14 days of January 2016 and includes the impact of purchase accounting adjustments related to The Chubb Corporation acquisition.
(4)	For 2016, book value per common share and tangible book value per common share exclude the impact of foreign currency movement during the year.
*	2016 As If results: The 2016 and 2015 As If underwriting results do not include any impact from purchase accounting adjustments. The YTD 2016 combined company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Financial Highlights - YTD	Page 2

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations

								Legacy ACE
					Legacy ACE		YTD	YTD	Full Year
		3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	2016	2015	2015
	Gross premiums written	$9,483	$9,274	$7,389	$5,639	$6,346	$26,146	$18,172	$23,811
	Net premiums written	7,573	7,639	5,995	4,144	4,709	21,207	13,569	17,713
	Net premiums earned	7,688	7,405	6,597	4,207	4,719	21,690	13,006	17,213
	Losses and loss expenses	4,269	4,254	3,674	2,302	2,643	12,197	7,182	9,484
	Policy benefits	155	146	126	159	89	427	384	543
	Policy acquisition costs	1,514	1,560	1,413	736	771	4,487	2,205	2,941
	Administrative expenses	772	829	772	570	568	2,373	1,700	2,270
	Net investment income:
(1)	Adjusted net investment income	830	816	767	532	549	2,413	1,662	2,194
	Amortization expense of fair value adjustment on acquired invested assets	(91)	(108)	(93)	—	—	(292)	—	—

	Total net investment income	739	708	674	532	549	2,121	1,662	2,194
	Net realized gains (losses):
(2)	Adjusted realized gains (losses)	97	(214)	(394)	(57)	(393)	(511)	(354)	(411)
	Realized gains (losses) on crop derivatives	3	(2)	—	(3)	(4)	1	(6)	(9)

	Total net realized gains (losses)	100	(216)	(394)	(60)	(397)	(510)	(360)	(420)
	Interest expense:
(3)	Adjusted interest expense	164	166	149	64	68	479	207	271
	Interest expense related to pre-acquisition debt	—	—	7	29	—	7	—	29
	Amortization benefit of fair value adjustment on acquired long term debt	(12)	(13)	(10)	—	—	(35)	—	—

	Total interest expense	152	153	146	93	68	451	207	300
	Other income (expense):
	Gains (losses) from fair value changes in separate account assets	22	3	(3)	13	(49)	22	(32)	(19)
	Net realized gains (losses) related to unconsolidated entities	72	18	(25)	(17)	25	65	84	67
	Other income (expense) - operating	(3)	8	—	(6)	12	5	9	3

	Total other income (expense)	91	29	(28)	(10)	(12)	92	61	51
	Amortization expense of purchased intangibles	4	5	7	35	51	16	136	171
	Chubb integration expenses	115	98	148	24	9	361	9	33
	Income tax expense	277	155	124	67	132	556	395	462

	Net income	$1,360	$726	$439	$683	$528	$2,525	$2,151	$2,834

(1)	Adjusted net investment income used throughout this report excludes amortization of fair value adjustment on acquired invested assets.
(2)	Adjusted realized gains (losses) used throughout this report excludes realized gains (losses) on crop derivatives.
(3)	Adjusted interest expense used throughout this report excludes interest expense related to pre-acquisition debt and amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 3

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

				Legacy ACE			Legacy ACE
						YTD	YTD	Full Year
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	2016	2015	2015
P&C Underwriting Income (Including Corporate and excluding Life Insurance)
Gross premiums written	$8,921	$8,717	$6,843	$5,091	$5,824	$24,481	$16,599	$21,690
Net premiums written	7,041	7,112	5,479	3,629	4,217	19,632	12,086	15,715
Net premiums earned	7,176	6,893	6,100	3,701	4,239	20,169	11,565	15,266
Adjusted losses and loss expenses	4,092	4,109	3,497	2,146	2,494	11,698	6,746	8,892
Policy acquisition costs (excluding amortization of acquired UPR intangible)	1,067	898	721	602	654	2,686	1,863	2,465
Amortization of acquired UPR intangible (1)	320	525	570	—	—	1,415	—	—
Administrative expenses	695	752	700	500	494	2,147	1,479	1,979

P&C Underwriting income	$1,002	$609	$612	$453	$597	$2,223	$1,477	$1,930

P&C Underwriting income excluding Fireman’s Fund non-recurring unearned premium reserve transfer			$606	$434	$565	$2,217	$1,396	$1,830
% Change versus prior year period
Net premiums written	67.0%	66.0%	52.8%	-4.6%	-0.4%	62.4%	0.8%	-0.5%
Net premiums earned	69.3%	77.9%	76.7%	-4.4%	-0.6%	74.4%	-0.2%	-1.3%
Net premiums written constant $	68.8%	68.8%	61.3%	1.7%	5.6%	66.6%	6.4%	5.3%
Net premiums earned constant $	71.0%	81.1%	85.3%	1.6%	5.4%	78.6%	5.4%	4.4%
Other ratios
Net premiums written/gross premiums written	79%	82%	80%	71%	72%	80%	73%	72%
P&C combined ratio
Loss and loss expense ratio	57.0%	59.6%	57.3%	58.0%	58.8%	58.0%	58.3%	58.2%
Policy acquisition cost ratio	19.3%	20.6%	21.2%	16.2%	15.4%	20.3%	16.1%	16.1%
Administrative expense ratio	9.7%	11.0%	11.5%	13.5%	11.7%	10.7%	12.8%	13.1%

Combined ratio	86.0%	91.2%	90.0%	87.7%	85.9%	89.0%	87.2%	87.4%

Combined ratio excluding catastrophe losses and PPD	88.9%	89.9%	89.9%	88.4%	89.2%	89.5%	89.0%	88.8%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring unearned premium reserve transfer			89.9%	88.9%	89.9%	88.8%	89.7%	89.5%
P&C expense ratio	29.0%	31.6%	32.7%	29.7%	27.1%	31.0%	28.9%	29.2%
P&C expense ratio excluding A&H	27.0%	29.8%	30.8%	26.3%	23.6%	29.1%	25.5%	25.7%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$—	$6	$—	$(1)	$—	$6	$—	$(1)
Catastrophe losses - pre-tax	$144	$396	$258	$74	$72	$798	$247	$321
Favorable prior period development (PPD) - pre-tax	$(349)	$(301)	$(247)	$(100)	$(210)	$(897)	$(446)	$(546)
Loss and loss expense ratio excluding catastrophe losses and PPD	60.0%	58.4%	57.4%	58.5%	62.2%	58.7%	60.1%	59.7%

(1)	Purchase accounting adjustments related to the acquisition of The Chubb Corporation.

Note: See Glossary on page 48 for further information on the calculation of the components of combined ratios.

P&C Results - Reported	Page 4

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results - As If Basis

	As If *
						YTD	YTD	Full Year
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	2016	2015	2015
P&C Underwriting Income (Including Corporate and excluding Life Insurance)
Gross premiums written	$8,921	$8,717	$7,774	$8,359	$9,234	$25,412	$26,882	$35,241
Net premiums written	7,041	7,112	6,333	6,671	7,375	20,486	21,659	28,330
Net premiums earned	7,176	6,893	6,489	6,812	7,400	20,558	20,931	27,743
Adjusted losses and loss expenses	4,092	4,109	3,719	3,835	4,134	11,920	11,981	15,816
Policy acquisition costs	1,348	1,357	1,287	1,330	1,385	3,992	4,002	5,332
Administrative expenses	695	752	763	780	773	2,210	2,357	3,137

P&C Underwriting income	$1,041	$675	$720	$867	$1,108	$2,436	$2,591	$3,458

P&C Underwriting income excluding Fireman’s Fund non-recurring unearned premium reserve transfer			$714	$848	$1,076	$2,430	$2,510	$3,358
% Change versus prior year period
Net premiums written	-4.5%	-6.2%	-5.5%			-5.4%
Net premiums earned	-3.0%	-1.4%	-0.7%			-1.8%
Net premiums written constant $	-3.4%	-4.7%	-1.4%			-3.2%
Net premiums earned constant $	-1.9%	0.1%	2.9%			0.3%
Net premiums written constant $ excluding merger-related underwriting actions, including additional reinsurance (1)	1.1%					-1.2%
Other ratios
Net premiums written/gross premiums written	79%	82%	81%	80%	80%	81%	81%	80%
P&C combined ratio
Loss and loss expense ratio	57.0%	59.6%	57.3%	56.3%	55.9%	58.0%	57.2%	57.0%
Policy acquisition cost ratio	18.8%	19.6%	19.8%	19.5%	18.7%	19.4%	19.1%	19.2%
Administrative expense ratio	9.7%	11.0%	11.8%	11.5%	10.4%	10.8%	11.3%	11.3%

Combined ratio	85.5%	90.2%	88.9%	87.3%	85.0%	88.2%	87.6%	87.5%

Combined ratio excluding catastrophe losses and PPD	88.4%	88.9%	88.8%	88.6%	88.9%	88.7%	88.7%	88.7%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring unearned premium reserve transfer			88.8%	88.9%	89.4%	88.0%	89.1%	89.0%
P&C expense ratio	28.5%	30.6%	31.6%	31.0%	29.1%	30.2%	30.4%	30.5%
P&C expense ratio excluding A&H	26.4%	28.8%	29.8%	29.1%	27.3%	28.3%	28.5%	28.6%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$—	$6	$—	$(1)	$—	$6	$—	$(1)
Catastrophe losses - pre-tax	$144	$396	$258	$158	$101	$798	$690	$848
Favorable prior period development (PPD) - pre-tax	$(349)	$(301)	$(247)	$(253)	$(389)	$(897)	$(917)	$(1,170)
Loss and loss expense ratio excluding catastrophe losses and PPD	60.0%	58.4%	57.4%	57.6%	59.8%	58.6%	58.4%	58.2%

(1)	Included in Q3 2016 is a decrease in net premiums written of $328 million, comprising of $260 million due to additional reinsurance purchased and $68 million due to other merger-related underwriting actions.

*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

P&C Results - As If	Page 5

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

				Legacy ACE
	September 30	June 30	March 31	December 31
	2016	2016	2016	2015
Assets
Fixed maturities available for sale, at fair value	$81,358	$79,951	$77,538	$43,587
Fixed maturities held to maturity, at amortized cost	10,927	11,090	11,280	8,430
Equity securities, at fair value	803	787	893	497
Short-term investments, at fair value	3,548	3,631	3,382	10,446
Other investments	4,400	4,387	4,493	3,291

Total investments	101,036	99,846	97,586	66,251
Cash	870	1,011	1,091	1,775
Securities lending collateral	1,140	1,142	1,003	1,046
Insurance and reinsurance balances receivable	8,493	8,532	7,692	5,323
Reinsurance recoverable on losses and loss expenses	13,448	13,235	12,891	11,386
Deferred policy acquisition costs	4,238	3,948	3,376	2,873
Value of business acquired	368	381	390	395
Prepaid reinsurance premiums	2,449	2,464	2,376	2,082
Goodwill and other intangible assets	22,472	22,923	23,359	5,683
Deferred tax assets	—	—	—	318
Investments in partially-owned insurance companies	665	658	654	653
Other assets	6,631	6,063	6,226	4,521

Total assets	$161,810	$160,203	$156,644	$102,306

Liabilities
Unpaid losses and loss expenses	$61,347	$60,819	$60,206	$37,303
Unearned premiums	15,054	15,229	14,896	8,439
Future policy benefits	5,010	4,975	4,869	4,807
Insurance and reinsurance balances payable	4,885	4,944	4,733	4,270
Securities lending payable	1,141	1,143	1,004	1,047
Accounts payable, accrued expenses, and other liabilities	11,154	11,019	10,453	7,609
Deferred tax liabilities	1,418	1,409	1,142	—
Short-term debt	500	500	500	—
Long-term debt	12,621	12,631	12,636	9,389
Trust preferred securities	308	308	308	307

Total liabilities	113,438	112,977	110,747	73,171
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	47,175	46,045	45,530	29,870
Accumulated other comprehensive income (AOCI)	1,197	1,181	367	(735)

Total shareholders’ equity	48,372	47,226	45,897	29,135

Total liabilities and shareholders’ equity	$161,810	$160,203	$156,644	$102,306

Book value per common share	$103.96	$101.56	$98.85	$89.77
% change over prior quarter	2.4%	2.7%	10.1%	-0.1%
Tangible book value per common share	$60.26	$57.14	$53.83	$72.25
% change over prior quarter	5.5%	6.1%	-25.5%	0.0%

Consol Bal Sheet	Page 6

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

							Constant $
							% Change
							3Q-16 vs.
							As If 3Q-15
							Excluding
						Constant $	Merger-related
				% Change		% Change	Underwriting
				3Q-16 vs.	Constant $ (1)	3Q-16 vs.	Actions
		Legacy ACE	As If	As If	As If	As If	and
	3Q-16	3Q-15	3Q-15	3Q-15	3Q-15	3Q-15	Total FF (2)
Net premiums written

Commercial multiple peril (3)	$228	$—	$247	-7.7%	$247	-7.7%	-7.7%
Commercial casualty	955	595	932	2.5%	930	2.7%	7.8%
Workers’ compensation	471	178	493	-4.5%	493	-4.5%	-3.2%
Professional liability	958	398	1,015	-5.6%	1,005	-4.7%	-2.6%
Surety	158	86	161	-1.9%	156	1.3%	1.3%
Property and other short-tail lines	905	635	983	-7.9%	961	-5.8%	-3.1%
International other casualty	239	177	235	1.7%	226	5.8%	7.1%

Total Commercial P&C (2)	3,914	2,069	4,066	-3.7%	4,018	-2.6%	0.0%

Agriculture	849	737	737	15.2%	737	15.2%	15.2%

Personal automobile	358	223	358	0.0%	348	2.9%	6.3%
Personal homeowners	680	180	874	-22.2%	874	-22.2%	2.9%
Personal other	383	188	404	-5.2%	388	-1.3%	0.8%

Total Personal lines (2)	1,421	591	1,636	-13.1%	1,610	-11.7%	3.2%

Total Property and Casualty lines	6,184	3,397	6,439	-4.0%	6,365	-2.8%	2.6%
Other Lines
Global A&H (2) (4)	990	889	1,005	-1.5%	994	-0.4%	1.0%
Reinsurance (2)	131	185	185	-29.8%	182	-28.5%	-25.0%
Life	268	238	261	2.7%	258	3.9%	3.9%

Total consolidated	$7,573	$4,709	$7,890	-4.0%	$7,799	-2.9%	1.8%

(1)	Prior periods on a constant dollar basis.
(2)	Included in Commercial P&C is a decrease in net premiums written of $104 million, comprising of $54 million due to additional reinsurance purchased and $50 million due to other merger-related underwriting actions.

Included in Personal lines is a decrease in net premiums written of $204 million, comprising of $200 million due to additional reinsurance purchased and $4 million due to other merger-related underwriting actions. Premium related to Fireman’s Fund high net worth personal lines business was $76 million in 2016 compared to $109 million in 2015.

Included in Global A&H is a decrease in net premiums written of $14 million due to merger-related underwriting actions.

Included in Reinsurance is a decrease in net premiums written of $6 million due to additional reinsurance purchased.

(3)	Commercial multiple peril represents retail package business (property and general liability).
(4)	For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in the Global A&H line item above.

2015 As If results: Legacy ACE plus Legacy Chubb historical results.

Line of Business	Page 7

Chubb Limited

Consolidated Results - Three months ended September 30, 2016

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Q3 2016	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$3,110	$1,011	$849	$1,940	$131	$—	$7,041	$532	$7,573
Net premiums earned	3,086	1,081	819	2,034	156	—	7,176	512	7,688
Adjusted losses and loss expenses	1,863	594	680	843	49	63	4,092	174	4,266
Policy benefits	—	—	—	—	—	—	—	155	155
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(22)	(22)
Policy acquisition costs (excluding amortization of acquired UPR intangible)	346	128	48	503	42	—	1,067	127	1,194
Amortization of acquired UPR intangible (2)	176	101	—	43	—	—	320	—	320
Administrative expenses	275	89	1	261	12	57	695	77	772

Underwriting income (loss)	426	169	90	384	53	(120)	1,002	1	1,003
Adjusted net investment income	477	53	5	152	67	5	759	71	830
Other income (expense) - operating (1)	(3)	(2)	—	6	—	(2)	(1)	(2)	(3)
Amortization (expense) benefit of purchased intangibles	—	(4)	(7)	(12)	—	20	(3)	(1)	(4)

Segment income (loss)	$900	$216	$88	$530	$120	$(97)	$1,757	$69	$1,826

Adjusted interest expense						(164)			(164)
Income tax expense						(306)			(306)

Operating income (loss)						(567)			1,356
Chubb integration expenses, net of $30 million tax benefit						(85)			(85)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $26 million tax benefit (2)						(53)			(53)
Adjusted net realized gains (losses), net of $15 million tax						82			82
Net realized gains (losses) related to unconsolidated entities, net of $12 million tax						60			60

Net income (loss)						$(563)			$1,360

Combined ratio	86.2%	84.4%	88.9%	81.2%	66.3%		86.0%
Combined ratio excluding catastrophe losses and PPD	89.4%	78.8%	90.1%	91.1%	78.1%		88.9%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.

Consol Results 2016 - QTD	Page 8

Chubb Limited

Consolidated Results - Three months ended September 30, 2015

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Legacy ACE
	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Q3 2015	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$1,433	$278	$737	$1,584	$185	$—	$4,217	$492	$4,709
Net premiums earned	1,410	272	739	1,615	203	—	4,239	480	4,719
Adjusted Losses and loss expenses	913	179	624	674	20	84	2,494	153	2,647
Policy benefits	—	—	—	—	—	—	—	89	89
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	49	49
Policy acquisition costs	142	13	42	405	52	—	654	117	771
Administrative expenses	154	36	—	246	12	46	494	74	568

Underwriting income (loss)	201	44	73	290	119	(130)	597	(2)	595
Net investment income	260	7	5	132	76	3	483	66	549
Other income (expense) - operating (1)	3	(1)	1	6	4	(2)	11	1	12
Amortization expense of purchased intangibles	—	(31)	(8)	(12)	—	—	(51)	—	(51)

Segment income (loss)	$464	$19	$71	$416	$199	$(129)	$1,040	$65	$1,105

Interest expense						(68)			(68)
Income tax expense						(140)			(140)

Operating income (loss)						(337)			897
Chubb integration expenses, net of $2 million tax benefit						(7)			(7)
Adjusted net realized gains (losses), net of $13 million tax benefit						(380)			(380)
Net realized gains (losses) related to unconsolidated entities, net of $7 million tax						18			18

Net income (loss)						$(706)			$528

Combined ratio	85.8%	83.7%	90.2%	82.0%	41.2%		85.9%
Combined ratio excluding catastrophe losses and PPD	89.3%	70.5%	90.8%	90.5%	75.3%		89.2%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).

Consol Results 2015 - QTD	Page 9

Chubb Limited

Consolidated Results - Nine months ended September 30, 2016

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
YTD 2016	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$8,657	$3,113	$1,288	$6,012	$562	$—	$19,632	$1,575	$21,207
Net premiums earned	9,130	3,245	1,169	6,082	543	—	20,169	1,521	21,690
Adjusted losses and loss expenses	5,581	1,916	936	2,953	225	87	11,698	498	12,196
Policy benefits	—	—	—	—	—	—	—	427	427
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(22)	(22)
Policy acquisition costs (excluding amortization of acquired UPR intangible)	768	300	77	1,399	142	—	2,686	386	3,072
Amortization of acquired UPR intangible (2)	781	447	—	187	—	—	1,415	—	1,415
Administrative expenses	840	275	(1)	801	40	192	2,147	226	2,373

Underwriting income (loss)	1,160	307	157	742	136	(279)	2,223	6	2,229
Adjusted net investment income	1,371	155	15	445	199	21	2,206	207	2,413
Other income (expense) - operating (1)	6	(6)	—	16	3	(6)	13	(8)	5
Amortization (expense) benefit of purchased intangibles	—	(16)	(22)	(36)	—	60	(14)	(2)	(16)

Segment income (loss)	$2,537	$440	$150	$1,167	$338	$(204)	$4,428	$203	$4,631

Adjusted interest expense						(479)			(479)
Income tax expense						(719)			(719)

Operating income (loss)						(1,402)			3,433
Chubb integration and related expenses, net of $106 million tax benefit						(262)			(262)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $79 million tax benefit (2)						(178)			(178)
Adjusted net realized gains (losses), net of $13 million tax						(524)			(524)
Net realized gains (losses) related to unconsolidated entities, net of $9 million tax						56			56

Net income (loss)						$(2,310)			$2,525

Combined ratio	87.3%	90.5%	86.6%	87.8%	75.0%		89.0%
Combined ratio excluding catastrophe losses and PPD	89.5%	81.4%	90.0%	91.5%	78.5%		89.5%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.

Consol Results 2016 - YTD	Page 10

Chubb Limited

Consolidated Results - Nine months ended September 30, 2015

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Legacy ACE
	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
YTD 2015	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$4,158	$958	$1,204	$5,047	$719	$—	$12,086	$1,483	$13,569
Net premiums earned	4,209	687	1,124	4,896	649	—	11,565	1,441	13,006
Adjusted losses and loss expenses	2,744	446	919	2,304	191	142	6,746	443	7,188
Policy benefits	—	—	—	—	—	—	—	383	384
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	32	32
Policy acquisition costs	403	43	61	1,190	166	—	1,863	342	2,205
Administrative expenses	459	89	3	756	37	135	1,479	221	1,700

Underwriting income (loss)	603	109	141	646	255	(277)	1,477	20	1,497
Net investment income	780	19	17	409	230	9	1,464	198	1,662
Other income (expense) - operating (1)	5	(1)	(1)	12	5	(11)	9	—	9
Amortization expense of purchased intangibles	—	(63)	(22)	(50)	—	—	(135)	(1)	(136)

Segment income (loss)	$1,388	$64	$135	$1,017	$490	$(279)	$2,815	$217	$3,032

Interest expense						(207)			(207)
Income tax expense						(395)			(395)

Operating income (loss)						(881)			2,430
Chubb integration expenses, net of $2 million tax benefit						(7)			(7)
Adjusted net realized gains (losses), net of $10 million tax benefit						(344)			(344)
Net realized gains (losses) related to unconsolidated entities, net of $12 million tax						72			72

Net income (loss)						$(1,160)			$2,151

Combined ratio	85.7%	84.1%	87.5%	86.8%	60.6%		87.2%
Combined ratio excluding catastrophe losses and PPD	88.7%	71.6%	90.1%	90.2%	76.8%		89.0%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).

Consol Results 2015 - YTD	Page 11

Chubb Limited

Segment Results - As If Basis

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As If * (excluding purchase accounting adjustments)
	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
Q3 2016	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Net premiums written	$3,110	$1,011	$849	$1,940	$131	$—	$7,041	$532	$7,573
Net premiums earned	3,086	1,081	819	2,034	156	—	7,176	512	7,688
Adjusted losses and loss expenses	1,863	594	680	843	49	63	4,092	174	4,266
Policy benefits	—	—	—	—	—	—	—	155	155
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	(22)	(22)
Policy acquisition costs	496	211	48	551	42	—	1,348	127	1,475
Administrative expenses	275	89	1	261	12	57	695	77	772

Adjusted underwriting income (loss)	$452	$187	$90	$379	$53	$(120)	$1,041	$1	$1,042

Adjusted combined ratio	85.3%	82.8%	88.9%	81.4%	66.3%		85.5%
Adjusted combined ratio excluding catastrophe losses and PPD	88.6%	77.2%	90.1%	91.3%	78.1%		88.4%

	As If * (excluding purchase accounting adjustments)
	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
Q3 2015	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Net premiums written	$3,186	$1,210	$737	$2,057	$185	$—	$7,375	$515	$7,890
Net premiums earned	3,156	1,147	739	2,146	212	—	7,400	503	7,903
Adjusted losses and loss expenses	1,798	629	624	948	21	114	4,134	165	4,299
Policy benefits	—	—	—	—	—	—	—	89	89
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	49	49
Policy acquisition costs	517	211	42	563	52	—	1,385	120	1,505
Administrative expenses	288	98	—	290	13	84	773	83	856

Underwriting income (loss)	$553	$209	$73	$345	$126	$(198)	$1,108	$(3)	$1,105

Underwriting income excluding Fireman’s Fund non-recurring unearned premium reserve transfer		$177					$1,076		$1,073
Combined ratio	82.5%	81.8%	90.2%	83.9%	40.3%		85.0%
Combined ratio excluding catastrophe losses and PPD	88.4%	77.6%	90.8%	92.7%	75.4%		88.9%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring unearned premium reserve transfer		80.4%					89.4%

The following table presents the reconciliation of Q3 2016 underwriting income (loss) for each segment to Q3 2016 adjusted underwriting income (loss) shown above.

	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
Q3 2016	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Underwriting income (loss)	$426	$169	$90	$384	$53	$(120)	$1,002	$1	$1,003
Less: amortization of acquired UPR intangible (1)	176	101	—	43	—	—	320	—	320
Add: elimination of DAC benefit (1)	(150)	(83)	—	(48)	—	—	(281)	—	(281)

Adjusted underwriting income (loss)	$452	$187	$90	$379	$53	$(120)	$1,041	$1	$1,042

(1)	Related to the acquisition of The Chubb Corporation.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

As If - QTD	Page 12

Chubb Limited

Segment Results - As If Basis

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As If * (excluding purchase accounting adjustments)
	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
YTD 2016	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Net premiums written	$9,176	$3,213	$1,288	$6,227	$582	$—	$20,486	$1,576	$22,062
Net premiums earned	9,338	3,355	1,169	6,153	543	—	20,558	1,523	22,081
Adjusted losses and loss expenses	5,708	1,969	936	2,995	225	87	11,920	498	12,418
Policy benefits	—	—	—	—	—	—	—	427	427
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	(22)	(22)
Policy acquisition costs	1,464	683	77	1,626	142	—	3,992	387	4,379
Administrative expenses	875	288	(1)	813	40	195	2,210	227	2,437

Adjusted underwriting income (loss)	$1,291	$415	$157	$719	$136	$(282)	$2,436	$6	$2,442

Adjusted combined ratio	86.2%	87.6%	86.6%	88.3%	75.0%		88.2%
Adjusted combined ratio excluding catastrophe losses and PPD	88.4%	78.8%	90.0%	92.0%	78.5%		88.7%

	As If * (excluding purchase accounting adjustments)
	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
YTD 2015	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Net premiums written	$9,367	$3,669	$1,204	$6,673	$746	$—	$21,659	$1,555	$23,214
Net premiums earned	9,344	3,314	1,124	6,482	667	—	20,931	1,512	22,443
Adjusted losses and loss expenses	5,498	2,072	919	3,109	192	191	11,981	477	12,458
Policy benefits	—	—	—	—	—	—	—	384	384
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	32	32
Policy acquisition costs	1,482	630	61	1,663	166	—	4,002	356	4,358
Administrative expenses	883	283	3	911	43	234	2,357	248	2,605

Underwriting income (loss)	$1,481	$329	$141	$799	$266	$(425)	$2,591	$15	$2,606

Underwriting income excluding Fireman’s Fund non-recurring unearned premium reserve transfer		$229					$2,491		$2,506
Combined ratio	84.2%	90.1%	87.5%	87.7%	59.9%		87.6%
Combined ratio excluding catastrophe losses and PPD	88.2%	79.1%	90.1%	91.7%	77.2%		88.7%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring unearned premium reserve transfer		81.5%					89.1%

The following table presents the reconciliation of YTD 2016 underwriting income (loss) for each segment to YTD 2016 adjusted underwriting income (loss) shown above.

	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
YTD 2016	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Underwriting income (loss)	$1,160	$307	$157	$742	$136	$(279)	$2,223	$6	$2,229
Add: Pre-acquisition underwriting income (loss) (14 days prior to close)	13	30	—	4	—	(3)	44	—	44
Less: amortization of acquired UPR intangible (1)	781	447	—	187	—	—	1,415	—	1,415
Add: elimination of DAC benefit (1)	(663)	(369)	—	(214)	—	—	(1,246)	—	(1,246)

Adjusted underwriting income (loss)	$1,291	$415	$157	$719	$136	$(282)	$2,436	$6	$2,442

(1)	Related to the acquisition of The Chubb Corporation.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

As If - YTD	Page 13

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 16), North America Personal P&C Insurance segment (refer to page 18), Overseas General Insurance segment (refer to page 21), Global Reinsurance segment (refer to page 23), and Corporate (refer to page 27). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

				Legacy ACE			Legacy ACE
						YTD	YTD	Full Year
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	2016	2015	2015
Global P&C Underwriting Income
Gross premiums written	$7,681	$8,172	$6,707	$4,821	$4,581	$22,560	$14,662	$19,483
Net premiums written	6,192	6,737	5,415	3,487	3,480	18,344	10,882	14,369
Net premiums earned	6,357	6,566	6,077	3,461	3,500	19,000	10,441	13,902
Losses and loss expenses	3,412	3,823	3,527	1,968	1,870	10,762	5,827	7,795
Policy acquisition costs (excluding amortization of acquired UPR intangible)	1,019	873	717	594	612	2,609	1,802	2,396
Amortization of acquired UPR intangible (1)	320	525	570	—	—	1,415	—	—
Administrative expenses	694	750	704	502	494	2,148	1,476	1,978

Global P&C Underwriting income	$912	$595	$559	$397	$524	$2,066	$1,336	$1,733

Global P&C Underwriting income excluding Fireman’s Fund non-recurring unearned premium reserve transfer			$553	$378	$492	$2,060	$1,255	$1,633
% Change versus prior year period
Net premiums written	78.0%	72.5%	54.9%	-2.0%	0.3%	68.6%	2.3%	1.2%
Net premiums earned	81.6%	84.8%	79.4%	-2.4%	0.0%	82.0%	0.5%	-0.3%
Net premiums written constant $	80.3%	75.7%	63.6%	4.9%	7.8%	73.4%	8.7%	7.7%
Net premiums earned constant $	83.8%	88.4%	88.3%	4.3%	7.6%	86.8%	6.8%	6.2%
Other ratios
Net premiums written/gross premiums written	81%	82%	81%	72%	76%	81%	74%	74%
Combined ratio
Loss and loss expense ratio	53.7%	58.2%	58.0%	56.9%	53.4%	56.6%	55.8%	56.1%
Policy acquisition cost ratio	21.1%	21.3%	21.2%	17.1%	17.5%	21.2%	17.3%	17.2%
Administrative expense ratio	10.9%	11.4%	11.6%	14.5%	14.1%	11.3%	14.1%	14.2%

Combined ratio	85.7%	90.9%	90.8%	88.5%	85.0%	89.1%	87.2%	87.5%

Combined ratio excluding catastrophe losses and PPD	88.8%	89.8%	90.0%	89.1%	88.8%	89.5%	88.8%	88.9%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring unearned premium reserve transfer			90.1%	89.6%	89.8%	88.8%	89.6%	89.6%
Expense ratio	32.0%	32.7%	32.8%	31.6%	31.6%	32.5%	31.4%	31.4%
Expense ratio excluding A&H	30.0%	31.0%	31.0%	28.3%	28.2%	30.7%	28.1%	28.1%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$—	$6	$—	$(1)	$—	$6	$—	$(1)
Catastrophe losses - pre-tax	$143	$382	$256	$73	$72	$781	$239	$312
Favorable prior period development (PPD) - pre-tax	$(338)	$(301)	$(206)	$(93)	$(205)	$(845)	$(408)	$(501)
Loss and loss expense ratio excluding catastrophe losses and PPD	56.9%	57.1%	57.2%	57.3%	57.3%	57.1%	57.5%	57.4%

(1)	Related to the acquisition of The Chubb Corporation.

Global P&C - Reported	Page 14

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 17), North America Personal P&C Insurance segment (refer to page 19), Overseas General Insurance segment (refer to page 22), Global Reinsurance segment (refer to page 24), and Corporate (refer to page 27). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

	As If *
						YTD	YTD	Full Year
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	2016	2015	2015
Global P&C Underwriting Income
Gross premiums written	$7,681	$8,172	$7,638	$8,089	$7,991	$23,491	$24,945	$33,034
Net premiums written	6,192	6,737	6,269	6,529	6,638	19,198	20,455	26,984
Net premiums earned	6,357	6,566	6,466	6,572	6,661	19,389	19,807	26,379
Losses and loss expenses	3,412	3,823	3,749	3,657	3,510	10,984	11,062	14,719
Policy acquisition costs	1,300	1,332	1,283	1,322	1,343	3,915	3,941	5,263
Administrative expenses	694	750	767	782	773	2,211	2,354	3,136

Global P&C Underwriting income	$951	$661	$667	$811	$1,035	$2,279	$2,450	$3,261

Global P&C Underwriting income excluding Fireman’s Fund non-recurring unearned premium reserve transfer			$661	$792	$1,003	$2,273	$2,369	$3,161
% Change versus prior year period
Net premiums written	-6.7%	-6.5%	-5.2%			-6.1%
Net premiums earned	-4.5%	-1.6%	-0.1%			-2.1%
Net premiums written constant $	-5.5%	-4.9%	-1.0%			-3.9%
Net premiums earned constant $	-3.3%	0.0%	3.6%			0.0%
Net premiums written constant $ excluding merger-related underwriting actions, including additional reinsurance (1)	-0.5%					-1.6%
Other ratios
Net premiums written/gross premiums written	81%	82%	82%	81%	83%	82%	82%	82%
Combined ratio
Loss and loss expense ratio	53.7%	58.2%	58.0%	55.6%	52.7%	56.6%	55.8%	55.8%
Policy acquisition cost ratio	20.4%	20.3%	19.9%	20.1%	20.1%	20.2%	19.9%	19.9%
Administrative expense ratio	10.9%	11.4%	11.8%	12.0%	11.7%	11.4%	11.9%	11.9%

Combined ratio	85.0%	89.9%	89.7%	87.7%	84.5%	88.2%	87.6%	87.6%

Combined ratio excluding catastrophe losses and PPD	88.2%	88.8%	88.9%	89.0%	88.7%	88.6%	88.6%	88.7%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring unearned premium reserve transfer			89.0%	89.3%	89.2%	87.9%	89.0%	89.1%
Expense ratio	31.3%	31.7%	31.7%	32.1%	31.8%	31.6%	31.8%	31.8%
Expense ratio excluding A&H	29.3%	29.9%	29.9%	30.2%	29.9%	29.7%	29.9%	30.0%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$—	$6	$—	$(1)	$—	$6	$—	$(1)
Catastrophe losses - pre-tax	$143	$382	$256	$157	$101	$781	$682	$839
Favorable prior period development (PPD) - pre-tax	$(338)	$(301)	$(206)	$(246)	$(384)	$(845)	$(879)	$(1,125)
Loss and loss expense ratio excluding catastrophe losses and PPD	56.9%	57.1%	57.2%	56.9%	57.0%	57.1%	56.9%	56.9%

(1)	Included in Q3 2016 is a decrease in net premiums written of $328 million, comprising of $260 million due to additional reinsurance purchased and $68 million due to other merger-related underwriting actions.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Global P&C - As If	Page 15

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

				Legacy ACE			Legacy ACE
						YTD	YTD	Full Year
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	2016	2015	2015
Gross premiums written	$3,832	$4,041	$3,004	$2,408	$1,994	$10,877	$6,043	$8,451
Net premiums written	3,110	3,245	2,302	1,557	1,433	8,657	4,158	5,715
Net premiums earned	3,086	3,148	2,896	1,425	1,410	9,130	4,209	5,634
Losses and loss expenses	1,863	1,971	1,747	917	913	5,581	2,744	3,661
Policy acquisition costs (excluding amortization of acquired UPR intangible)	346	255	167	128	142	768	403	531
Amortization of acquired UPR intangible (1)	176	290	315	—	—	781	—	—
Administrative expenses	275	299	266	162	154	840	459	621

Underwriting income	426	333	401	218	201	1,160	603	821
Adjusted net investment income	477	468	426	252	260	1,371	780	1,032
Other income (expense) - operating	(3)	9	—	2	3	6	5	7

Segment income	$900	$810	$827	$472	$464	$2,537	$1,388	$1,860

Combined ratio
Loss and loss expense ratio	60.4%	62.6%	60.3%	64.4%	64.7%	61.1%	65.2%	65.0%
Policy acquisition cost ratio	16.9%	17.3%	16.7%	8.9%	10.1%	17.0%	9.6%	9.4%
Administrative expense ratio	8.9%	9.6%	9.1%	11.3%	11.0%	9.2%	10.9%	11.0%

Combined ratio	86.2%	89.5%	86.1%	84.6%	85.8%	87.3%	85.7%	85.4%

Combined ratio excluding catastrophe losses and PPD	89.4%	89.7%	89.5%	88.3%	89.3%	89.5%	88.7%	88.6%
Catastrophe losses - pre-tax	$90	$160	$81	$25	$10	$331	$60	$85
Favorable prior period development (PPD) - pre-tax	$(187)	$(168)	$(178)	$(79)	$(59)	$(533)	$(185)	$(264)
Loss and loss expense ratio excluding catastrophe losses and PPD	63.8%	62.9%	63.7%	67.8%	68.3%	63.5%	68.3%	68.2%
% Change versus prior year period
Net premiums written	117.1%	127.4%	77.4%	2.1%	2.9%	108.2%	-0.1%	0.5%
Net premiums earned	119.1%	121.8%	109.9%	0.5%	2.3%	117.0%	1.9%	1.6%
Other ratios
Net premiums written/gross premiums written	81%	80%	77%	65%	72%	80%	69%	68%

(1)	Related to the acquisition of The Chubb Corporation.

NA Commercial - Reported	Page 16

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	As If*
						YTD	YTD	Full Year
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	2016	2015	2015
Gross premiums written	$3,832	$4,041	$3,572	$4,237	$3,906	$11,445	$11,706	$15,943
Net premiums written	3,110	3,245	2,821	3,247	3,186	9,176	9,367	12,614
Net premiums earned	3,086	3,148	3,104	3,140	3,156	9,338	9,344	12,484
Losses and loss expenses	1,863	1,971	1,874	1,844	1,798	5,708	5,498	7,342
Policy acquisition costs	496	499	469	498	517	1,464	1,482	1,980
Administrative expenses	275	299	301	304	288	875	883	1,187

Underwriting income	$452	$379	$460	$494	$553	$1,291	$1,481	$1,975

Combined ratio
Loss and loss expense ratio	60.4%	62.6%	60.4%	58.7%	57.0%	61.1%	58.8%	58.8%
Policy acquisition cost ratio	16.0%	15.8%	15.1%	15.9%	16.3%	15.7%	15.9%	15.9%
Administrative expense ratio	8.9%	9.6%	9.7%	9.6%	9.2%	9.4%	9.5%	9.5%

Combined ratio	85.3%	88.0%	85.2%	84.2%	82.5%	86.2%	84.2%	84.2%

Combined ratio excluding catastrophe losses and PPD	88.6%	88.3%	88.3%	88.5%	88.4%	88.4%	88.2%	88.3%
Catastrophe losses - pre-tax	$90	$160	$81	$84	$18	$331	$184	$268
Favorable prior period development (PPD) - pre-tax	$(187)	$(168)	$(178)	$(220)	$(202)	$(533)	$(563)	$(783)
Loss and loss expense ratio excluding catastrophe losses and PPD	63.8%	62.9%	63.5%	62.9%	62.9%	63.4%	63.0%	62.9%
% Change versus prior year period
Net premiums written	-2.4%	-0.2%	-3.7%			-2.0%
Net premiums earned	-2.2%	1.1%	1.0%			0.0%
Net premiums written excluding merger-related underwriting actions, including additional reinsurance (1)	0.0%					-0.3%
Other ratios
Net premiums written/gross premiums written	81%	80%	79%	77%	82%	80%	80%	79%

Production by Size	3Q-16
Net Premiums Written
Major account & specialty (2)	$1,832
Commercial (3)	1,278

Total	$3,110

(1)	Included in Q3 2016 is a decrease in net premiums written of $75 million, comprising of $47 million due to additional reinsurance purchased and $28 million due to other merger-related underwriting actions.
(2)	Principally large corporate accounts and wholesale business.
(3)	Principally middle market and small commercial accounts.

*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

NA Commercial - As If	Page 17

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

				Legacy ACE			Legacy ACE
						YTD	YTD	Full Year
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	2016	2015	2015
Gross premiums written	$1,323	$1,369	$974	$314	$378	$3,666	$1,359	$1,673
Net premiums written	1,011	1,231	871	234	278	3,113	958	1,192
Net premiums earned	1,081	1,140	1,024	261	272	3,245	687	948
Losses and loss expenses	594	661	661	144	179	1,916	446	590
Policy acquisition costs (excluding amortization of acquired UPR intangible)	128	104	68	26	13	300	43	69
Amortization of acquired UPR intangible (1)	101	165	181	—	—	447	—	—
Administrative expenses	89	98	88	34	36	275	89	123

Underwriting income	169	112	26	57	44	307	109	166
Adjusted net investment income	53	55	47	6	7	155	19	25
Other expense - operating	(2)	(3)	(1)	(1)	(1)	(6)	(1)	(2)
Amortization expense of purchased intangibles	(4)	(4)	(8)	(15)	(31)	(16)	(63)	(78)

Segment income	$216	$160	$64	$47	$19	$440	$64	$111

Underwriting income excluding Fireman’s Fund non-recurring unearned premium reserve transfer			$20	$38	$12	$301	$28	$66
Combined ratio
Loss and loss expense ratio	54.9%	58.0%	64.6%	55.2%	65.8%	59.1%	64.9%	62.3%
Policy acquisition cost ratio	21.2%	23.6%	24.3%	10.1%	4.9%	23.0%	6.3%	7.3%
Administrative expense ratio	8.3%	8.5%	8.6%	13.1%	13.0%	8.4%	12.9%	13.0%

Combined ratio	84.4%	90.1%	97.5%	78.4%	83.7%	90.5%	84.1%	82.6%

Combined ratio excluding catastrophe losses and PPD	78.8%	83.0%	82.5%	77.5%	70.5%	81.4%	71.6%	73.2%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring unearned premium reserve transfer			83.1%	84.6%	82.5%	81.7%	83.5%	83.8%
Catastrophe losses - pre-tax	$22	$97	$156	$2	$12	$275	$61	$63
Unfavorable (favorable) prior period development (PPD) - pre-tax	$38	$(15)	$(3)	$—	$25	$20	$25	$25
Loss and loss expense ratio excluding catastrophe losses and PPD	49.3%	50.9%	49.6%	54.3%	52.6%	50.0%	52.4%	52.9%
% Change versus prior year period
Net premiums written	263.4%	125.1%	NM	62.7%	86.0%	225.0%	120.9%	106.4%
Net premiums earned	296.3%	322.4%	NM	82.5%	92.6%	372.1%	64.6%	69.2%
Other ratios
Net premiums written/gross premiums written	76%	90%	89%	75%	74%	85%	70%	71%

(1)	Related to the acquisition of The Chubb Corporation.

NA Personal - Reported	Page 18

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	As If*
						YTD	YTD	Full Year
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	2016	2015	2015
Gross premiums written	$1,323	$1,369	$1,083	$1,226	$1,368	$3,775	$4,218	$5,444
Net premiums written	1,011	1,231	971	1,093	1,210	3,213	3,669	4,762
Net premiums earned	1,081	1,140	1,134	1,140	1,147	3,355	3,314	4,454
Losses and loss expenses	594	661	714	597	629	1,969	2,072	2,669
Policy acquisition costs	211	240	232	228	211	683	630	858
Administrative expenses	89	98	101	96	98	288	283	379

Underwriting income	$187	$141	$87	$219	$209	$415	$329	$548

Underwriting income excluding Fireman’s Fund non-recurring unearned premium reserve transfer			$81	$200	$177	$409	$248	$448
Combined ratio
Loss and loss expense ratio	54.9%	58.0%	62.9%	52.4%	54.9%	58.7%	62.5%	59.9%
Policy acquisition cost ratio	19.6%	21.1%	20.5%	20.0%	18.4%	20.4%	19.1%	19.3%
Administrative expense ratio	8.3%	8.5%	8.9%	8.5%	8.5%	8.5%	8.5%	8.5%

Combined ratio	82.8%	87.6%	92.3%	80.9%	81.8%	87.6%	90.1%	87.7%

Combined ratio excluding catastrophe losses and PPD	77.2%	80.5%	78.7%	80.9%	77.6%	78.8%	79.1%	79.5%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring unearned premium reserve transfer			79.3%	82.5%	80.4%	79.0%	81.5%	81.8%
Catastrophe losses - pre-tax	$22	$97	$156	$15	$30	$275	$368	$383
Unfavorable (favorable) prior period development (PPD) - pre-tax	$38	$(15)	$(3)	$(15)	$19	$20	$(3)	$(18)
Loss and loss expense ratio excluding catastrophe losses and PPD	49.3%	50.9%	49.3%	52.4%	50.7%	49.9%	51.5%	51.7%
% Change versus prior year period
Net premiums written	-16.4%	-20.6%	6.8%			-12.4%
Net premiums earned	-5.9%	-1.8%	12.7%			1.2%
Net premiums written excluding merger-related underwriting actions, including additional reinsurance and total Fireman’s Fund (1)	3.1%					1.4%
Other ratios
Net premiums written/gross premiums written	76%	90%	90%	89%	89%	85%	87%	87%

(1)	Included in Q3 2016 is a decrease in net premiums written of $200 million due to additional reinsurance purchased. Q3 2016 and YTD 2016 included net premiums written of $76 million and $191 million, respectively, related to Fireman’s Fund high net worth personal lines business. Q3 2015 and YTD 2015 included Fireman’s Fund net premiums written of $109 million and $487 million, respectively.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

NA Personal - As If	Page 19

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						YTD	YTD	Full Year
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	2016	2015	2015
Gross premiums written	$1,240	$545	$136	$270	$1,243	$1,921	$1,937	$2,207
Net premiums written	849	375	64	142	737	1,288	1,204	1,346
Net premiums earned	819	327	23	240	739	1,169	1,124	1,364
Losses and loss expenses (1)	680	286	(30)	178	624	936	919	1,097
Policy acquisition costs	48	25	4	8	42	77	61	69
Administrative expenses	1	2	(4)	(2)	—	(1)	3	1

Underwriting income	90	14	53	56	73	157	141	197
Net investment income	5	5	5	6	5	15	17	23
Other income (expense) - operating	—	—	—	—	1	—	(1)	(1)
Amortization expense of purchased intangibles	(7)	(8)	(7)	(8)	(8)	(22)	(22)	(30)

Segment income	$88	$11	$51	$54	$71	$150	$135	$189

Combined ratio
Loss and loss expense ratio	83.0%	87.5%	-125.2%	73.9%	84.5%	80.1%	81.8%	80.4%
Policy acquisition cost ratio	5.9%	7.7%	15.9%	3.4%	5.7%	6.6%	5.4%	5.1%
Administrative expense ratio	0.0%	0.7%	-17.6%	-0.9%	0.0%	-0.1%	0.3%	0.0%

Combined ratio	88.9%	95.9%	-126.9%	76.4%	90.2%	86.6%	87.5%	85.5%

Combined ratio excluding catastrophe losses and PPD	90.1%	91.6%	80.6%	79.2%	90.8%	90.0%	90.1%	88.2%
Catastrophe losses - pre-tax	$1	$14	$2	$1	$—	$17	$8	$9
Favorable prior period development (PPD) - pre-tax	$(11)	$—	$(41)	$(7)	$(5)	$(52)	$(38)	$(45)
Loss and loss expense ratio excluding catastrophe losses and PPD	84.2%	83.3%	75.1%	75.4%	85.1%	83.4%	84.4%	82.8%
% Change versus prior year period
Net premiums written	15.2%	-1.2%	-27.0%	-41.9%	-3.5%	6.9%	-10.5%	-15.3%
Net premiums earned	10.9%	1.6%	-63.7%	-26.2%	-3.6%	4.0%	-6.3%	-10.6%
Other ratios
Net premiums written/gross premiums written	68%	69%	47%	52%	59%	67%	62%	61%

(1)	Includes realized gains/losses on crop derivatives.

NA Agriculture	Page 20

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

				Legacy ACE			Legacy ACE
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	YTD 2016	YTD 2015	Full Year 2015
Gross premiums written	$2,383	$2,494	$2,516	$1,990	$2,019	$7,393	$6,486	$8,476
Net premiums written	1,940	2,031	2,041	1,587	1,584	6,012	5,047	6,634
Net premiums earned	2,034	2,093	1,955	1,575	1,615	6,082	4,896	6,471
Losses and loss expenses	843	1,089	1,021	748	674	2,953	2,304	3,052
Policy acquisition costs (excluding amortization of acquired UPR intangible)	503	467	429	391	405	1,399	1,190	1,581
Amortization of acquired UPR intangible (1)	43	70	74	—	—	187	—	—
Administrative expenses	261	277	263	241	246	801	756	997

Underwriting income	384	190	168	195	290	742	646	841
Adjusted net investment income	152	147	146	125	132	445	409	534
Other income - operating	6	5	5	5	6	16	12	17
Amortization expense of purchased intangibles	(12)	(13)	(11)	(11)	(12)	(36)	(50)	(61)

Segment income	$530	$329	$308	$314	$416	$1,167	$1,017	$1,331

Combined ratio
Loss and loss expense ratio	41.5%	52.1%	52.2%	47.5%	41.7%	48.6%	47.1%	47.2%
Policy acquisition cost ratio	26.8%	25.6%	25.7%	24.8%	25.1%	26.1%	24.3%	24.4%
Administrative expense ratio	12.9%	13.2%	13.5%	15.3%	15.2%	13.1%	15.4%	15.4%

Combined ratio	81.2%	90.9%	91.4%	87.6%	82.0%	87.8%	86.8%	87.0%

Combined ratio excluding catastrophe losses and PPD	91.1%	91.5%	92.0%	89.7%	90.5%	91.5%	90.2%	90.1%
Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$—	$(2)	$—	$—	$—	$(2)
Catastrophe losses - pre-tax	$20	$73	$18	$40	$39	$111	$102	$142
Favorable prior period development (PPD) - pre-tax	$(223)	$(85)	$(30)	$(74)	$(177)	$(338)	$(269)	$(343)
Loss and loss expense ratio excluding catastrophe losses and PPD	51.4%	52.7%	52.8%	49.6%	50.2%	52.3%	50.5%	50.3%
% Change versus prior year period
Net premiums written as reported	22.5%	21.6%	13.8%	-9.3%	-7.9%	19.1%	-3.9%	-5.2%
Net premiums earned as reported	26.0%	27.3%	19.4%	-10.5%	-6.4%	24.2%	-3.0%	-4.9%
Net premiums written constant $	25.8%	26.7%	26.1%	3.6%	6.1%	26.2%	8.3%	7.1%
Net premiums earned constant $	29.0%	32.4%	31.3%	1.7%	7.8%	30.9%	9.5%	7.5%
Other ratios
Net premiums written/gross premiums written	81%	81%	81%	80%	78%	81%	78%	78%

(1)	Related to the acquisition of The Chubb Corporation.

Overseas General Insurance - RP	Page 21

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	As If*
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	YTD 2016	YTD 2015	Full Year 2015
Gross premiums written	$2,383	$2,494	$2,749	$2,515	$2,526	$7,626	$8,211	$10,726
Net premiums written	1,940	2,031	2,256	2,078	2,057	6,227	6,673	8,751
Net premiums earned	2,034	2,093	2,026	2,084	2,146	6,153	6,482	8,566
Losses and loss expenses	843	1,089	1,063	1,011	948	2,995	3,109	4,120
Policy acquisition costs	551	546	529	547	563	1,626	1,663	2,210
Administrative expenses	261	277	275	287	290	813	911	1,198

Underwriting income	$379	$181	$159	$239	$345	$719	$799	$1,038

Combined ratio
Loss and loss expense ratio	41.5%	52.1%	52.4%	48.5%	44.2%	48.7%	48.0%	48.1%
Policy acquisition cost ratio	27.0%	26.0%	26.1%	26.3%	26.2%	26.4%	25.7%	25.8%
Administrative expense ratio	12.9%	13.2%	13.7%	13.7%	13.5%	13.2%	14.0%	14.0%

Combined ratio	81.4%	91.3%	92.2%	88.5%	83.9%	88.3%	87.7%	87.9%

Combined ratio excluding catastrophe losses and PPD	91.3%	92.0%	92.8%	91.2%	92.7%	92.0%	91.7%	91.5%
Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$—	$(2)	$—	$—	$—	$(2)
Catastrophe losses - pre-tax	$20	$73	$18	$49	$42	$111	$113	$162
Favorable prior period development (PPD) - pre-tax	$(223)	$(85)	$(30)	$(106)	$(231)	$(338)	$(371)	$(477)
Loss and loss expense ratio excluding catastrophe losses and PPD	51.4%	52.7%	53.0%	51.2%	52.9%	52.4%	51.9%	51.8%
% Change versus prior year period
Net premiums written as reported	-5.7%	-5.0%	-9.0%			-6.7%
Net premiums earned as reported	-5.1%	-3.5%	-6.4%			-5.0%
Net premiums written constant $	-1.7%	0.5%	1.7%			0.2%
Net premiums earned constant $	-1.3%	1.2%	4.0%			1.2%
Net premiums written constant $ excluding merger-related underwriting actions, including additional reinsurance (1)	0.7%					1.3%
Other ratios
Net premiums written/gross premiums written	81%	81%	82%	83%	81%	82%	81%	82%

Production by Region	3Q-16	3Q-15	% Change 3Q-16 vs 3Q-15	Constant $ 3Q-15 (2)	Constant $ % Change 3Q-16 vs 3Q-15 (2)	YTD-16	YTD-15	% Change YTD-16 vs YTD-15	Constant $ YTD-15 (2)	Constant $ % Change YTD-16 vs YTD-15 (2)
Gross premiums written
Europe	$945	$1,015	-6.9%	$963	-1.9%	$3,427	$3,602	-4.9%	$3,456	-0.8%
Latin America	593	682	-13.0%	635	-6.6%	1,807	2,188	-17.4%	1,876	-3.7%
Asia	760	737	3.1%	751	1.2%	2,134	2,129	0.2%	2,071	3.0%
Other (3)	85	92	-7.6%	89	-4.5%	258	292	-11.6%	280	-7.9%

Total	$2,383	$2,526	-5.7%	$2,438	-2.3%	$7,626	$8,211	-7.1%	$7,683	-0.7%

Net Premiums Written
Europe	$712	$756	-5.8%	$713	-0.1%	$2,598	$2,751	-5.6%	$2,631	-1.3%
Latin America	470	555	-15.3%	510	-7.8%	1,449	1,751	-17.2%	1,486	-2.5%
Asia	663	646	2.6%	657	0.9%	1,895	1,870	1.3%	1,817	4.3%
Other (3)	95	100	-5.0%	94	1.1%	285	301	-5.3%	279	2.2%

Total	$1,940	$2,057	-5.7%	$1,974	-1.7%	$6,227	$6,673	-6.7%	$6,213	0.2%

(1)	Included in Q3 2016 is a decrease in net premiums written of $47 million, comprising of $7 million due to additional reinsurance purchased and $40 million due to other merger-related underwriting actions.
(2)	Prior periods on a constant dollar basis.
(3)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Overseas General Ins. – As If	Page 22

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

				Legacy ACE			Legacy ACE
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	YTD 2016	YTD 2015	Full Year 2015
Gross premiums written	$143	$268	$213	$109	$190	$624	$774	$883
Net premiums written	131	230	201	109	185	562	719	828
Net premiums earned	156	185	202	200	203	543	649	849
Losses and loss expenses	49	87	89	99	20	225	191	290
Policy acquisition costs	42	47	53	48	52	142	166	214
Administrative expenses	12	14	14	12	12	40	37	49

Underwriting income	53	37	46	41	119	136	255	296
Net investment income	67	65	67	70	76	199	230	300
Other income - operating	—	2	1	1	4	3	5	6

Segment income	$120	$104	$114	$112	$199	$338	$490	$602

Combined ratio
Loss and loss expense ratio	31.3%	46.9%	44.3%	49.7%	9.6%	41.5%	29.4%	34.2%
Policy acquisition cost ratio	27.1%	25.5%	26.2%	24.1%	25.4%	26.3%	25.5%	25.2%
Administrative expense ratio	7.9%	7.4%	6.8%	6.0%	6.2%	7.2%	5.7%	5.8%

Combined ratio	66.3%	79.8%	77.3%	79.8%	41.2%	75.0%	60.6%	65.2%

Combined ratio excluding catastrophe losses and PPD	78.1%	78.9%	78.5%	76.6%	75.3%	78.5%	76.8%	76.8%
Catastrophe reinstatement premiums collected - pre-tax	$—	$6	$—	$1	$—	$6	$—	$1
Catastrophe losses - pre-tax	$11	$52	$1	$6	$11	$64	$16	$22
Favorable prior period development (PPD) - pre-tax	$(28)	$(47)	$(3)	$—	$(78)	$(78)	$(119)	$(119)
Loss and loss expense ratio excluding catastrophe losses and PPD	44.2%	46.0%	45.5%	46.5%	44.3%	45.3%	45.7%	45.9%
% Change versus prior year period
Net premiums written as reported	-29.4%	-11.9%	-26.3%	-22.1%	-11.5%	-21.9%	-9.5%	-11.4%
Net premiums earned as reported	-23.5%	-15.7%	-10.7%	-11.3%	-20.4%	-16.4%	-18.8%	-17.2%
Net premiums written constant $	-28.1%	-11.6%	-24.6%	-20.2%	-9.5%	-20.7%	-7.4%	-9.3%
Net premiums earned constant $	-22.2%	-15.0%	-9.2%	-9.0%	-18.1%	-15.2%	-16.8%	-15.1%
Other ratios
Net premiums written/gross premiums written	91%	86%	94%	100%	97%	90%	93%	94%

Global Reinsurance - Reported	Page 23

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	As If*
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	YTD 2016	YTD 2015	Full Year 2015
Gross premiums written	$143	$268	$234	$111	$191	$645	$810	$921
Net premiums written	131	230	221	111	185	582	746	857
Net premiums earned	156	185	202	208	212	543	667	875
Losses and loss expenses	49	87	89	103	21	225	192	295
Policy acquisition costs	42	47	53	48	52	142	166	214
Administrative expenses	12	14	14	12	13	40	43	55

Underwriting income	$53	$37	$46	$45	$126	$136	$266	$311

Combined ratio
Loss and loss expense ratio	31.3%	46.9%	44.3%	49.2%	9.7%	41.5%	28.8%	33.7%
Policy acquisition cost ratio	27.1%	25.5%	26.2%	23.6%	24.3%	26.3%	24.6%	24.4%
Administrative expense ratio	7.9%	7.4%	6.8%	5.8%	6.3%	7.2%	6.5%	6.3%

Combined ratio	66.3%	79.8%	77.3%	78.6%	40.3%	75.0%	59.9%	64.4%

Combined ratio excluding catastrophe losses and PPD	78.1%	78.9%	78.5%	77.8%	75.4%	78.5%	77.2%	77.3%
Catastrophe reinstatement premiums collected - pre-tax	$—	$6	$—	$1	$—	$6	$—	$1
Catastrophe losses - pre-tax	$11	$52	$1	$9	$11	$64	$17	$26
Favorable prior period development (PPD) - pre-tax	$(28)	$(47)	$(3)	$(7)	$(84)	$(78)	$(131)	$(138)
Loss and loss expense ratio excluding catastrophe losses and PPD	44.2%	46.0%	45.5%	48.4%	45.3%	45.3%	46.2%	46.7%
% Change versus prior year period
Net premiums written as reported	-29.8%	-13.3%	-25.1%			-22.0%
Net premiums earned as reported	-26.8%	-18.2%	-11.5%			-18.6%
Net premiums written constant $	-28.5%	-13.0%	-23.4%			-20.9%
Net premiums earned constant $	-25.6%	-17.6%	-10.0%			-17.5%
Net premiums written constant $ excluding merger-related underwriting actions, including additional reinsurance (1)	-25.0%					-18.7%
Other ratios
Net premiums written/gross premiums written	91%	86%	94%	99%	97%	90%	92%	93%

(1)	Included in Q3 2016 is a decrease in net premiums written of $6 million due to additional reinsurance purchased.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Global Reinsurance – As If	Page 24

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

				Legacy ACE			Legacy ACE
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	YTD 2016	YTD 2015	Full Year 2015
Gross premiums written	$562	$557	$546	$548	$522	$1,665	$1,573	$2,121
Net premiums written	532	527	516	515	492	1,575	1,483	1,998
Net premiums earned	512	512	497	506	480	1,521	1,441	1,947
Losses and loss expenses	174	147	177	159	153	498	442	601
Policy benefits (1)	155	146	126	159	89	427	384	543
(Gains) losses from fair value changes in separate account assets (1)	(22)	(3)	3	(13)	49	(22)	32	19
Policy acquisition costs	127	137	122	134	117	386	342	476
Administrative expenses	77	77	72	70	74	226	221	291
Net investment income	71	69	67	67	66	207	198	265

Life Insurance underwriting income (2)	72	77	64	64	64	213	218	282
Other income (expense) - operating (1)	(2)	(3)	(3)	(4)	1	(8)	—	(4)
Amortization expense of purchased intangibles	(1)	—	(1)	(1)	—	(2)	(1)	(2)

Segment income	$69	$74	$60	$59	$65	$203	$217	$276

% Change versus prior year period
Net premiums written	8.1%	5.5%	5.1%	-1.6%	-0.8%	6.2%	-0.4%	-0.7%
Net premiums earned	6.7%	5.1%	4.9%	1.4%	-1.9%	5.5%	-1.5%	-0.8%
Net premiums written constant $	9.1%	8.2%	10.2%	3.7%	4.4%	9.1%	3.7%	3.7%
Net premiums earned constant $	7.6%	7.8%	9.8%	6.8%	3.4%	8.4%	2.4%	3.5%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life Insurance underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North American and Life reinsurance businesses):

	3Q-16	Constant $ 3Q-15 (4)	Constant $ % Change 3Q-16 vs. 3Q-15 (4)	YTD-16	Constant $ YTD-15 (4)	Constant $ % Change YTD-16 vs YTD-15 (4)
International life insurance net premiums written	$209	$175	19.3%	$616	$514	19.8%
International life insurance deposits (3)	273	211	29.8%	748	703	6.5%

Total international life insurance net premiums written and deposits	$482	$386	25.0%	$1,364	$1,217	12.1%

(3)	Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.
(4)	Prior periods on a constant dollar basis.

Life Insurance – Reported	Page 25

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

	As If*
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	YTD 2016	YTD 2015	Full Year 2015
Gross premiums written	$562	$557	$547	$572	$546	$1,666	$1,648	$2,220
Net premiums written	532	527	517	538	515	1,576	1,555	2,093
Net premiums earned	512	512	499	531	503	1,523	1,512	2,043
Losses and loss expenses	174	147	177	171	165	498	477	648
Policy benefits (1)	155	146	126	159	89	427	384	543
(Gains) losses from fair value changes in separate account assets (1)	(22)	(3)	3	(13)	49	(22)	32	19
Policy acquisition costs	127	137	123	138	120	387	356	494
Administrative expenses	77	77	73	80	83	227	248	328
Net investment income	71	69	67	67	66	207	198	265

Life Insurance underwriting income (2)	$72	$77	$64	$63	$63	$213	$213	$276

% Change versus prior year period
Net premiums written	3.4%	0.7%	0.0%			1.4%
Net premiums earned	1.6%	0.2%	0.2%			0.7%
Net premiums written constant $	4.3%	3.5%	4.6%			4.1%
Net premiums earned constant $	2.5%	2.9%	4.7%			3.3%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense). The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Life Insurance – As If	Page 26

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Corporate

				Legacy ACE			Legacy ACE
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	YTD 2016	YTD 2015	Full Year 2015
Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Losses and loss expenses	63	15	9	60	84	87	142	202
Policy acquisition costs	—	—	—	1	—	—	—	1
Administrative expenses	57	62	73	53	46	192	135	188

Underwriting loss	(120)	(77)	(82)	(114)	(130)	(279)	(277)	(391)
Net investment income	5	7	9	6	3	21	9	15
Other expense - operating	(2)	(2)	(2)	(9)	(2)	(6)	(11)	(20)
Adjusted interest expense (1)	(164)	(166)	(149)	(64)	(68)	(479)	(207)	(271)
Amortization benefit of purchased intangibles (2)	20	20	20	—	—	60	—	—
Income tax expense	(306)	(212)	(201)	(97)	(140)	(719)	(395)	(492)

Operating loss	(567)	(430)	(405)	(278)	(337)	(1,402)	(881)	(1,159)
Chubb integration and related expenses, net of tax	(85)	(71)	(106)	(35)	(7)	(262)	(7)	(42)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(53)	(66)	(59)	—	—	(178)	—	—
Adjusted net realized gains (losses) (1)	97	(214)	(394)	(57)	(393)	(511)	(354)	(411)
Net realized gains (losses) related to unconsolidated entities	72	18	(25)	(17)	25	65	84	67
Income tax (expense) benefit on adjusted net realized gains (losses)	(27)	1	4	12	6	(22)	(2)	10

Net loss	$(563)	$(762)	$(985)	$(375)	$(706)	$(2,310)	$(1,160)	$(1,535)

Unfavorable prior period development (PPD) - pre-tax	$62	$14	$8	$60	$84	$84	$140	$200

	As If*
						YTD	YTD	Full Year
	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	2016	2015	2015
Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Losses and loss expenses	63	15	9	102	114	87	191	293
Policy acquisition costs	—	—	—	1	—	—	—	1
Administrative expenses	57	62	76	83	84	195	234	317

Underwriting loss	$(120)	$(77)	$(85)	$(186)	$(198)	$(282)	$(425)	$(611)
Unfavorable prior period development (PPD) - pre-tax	$62	$14	$8	$102	$114	$84	$189	$291

(1)	See non-GAAP financial measures.
(2)	Related to the acquisition of The Chubb Corporation.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Corporate	Page 27

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2014	$38,315	$11,307	$27,008
Losses and loss expenses incurred	2,743	621	2,122
Losses and loss expenses paid	(3,062)	(744)	(2,318)	109%
Other (incl. foreign exch. revaluation)	(670)	(197)	(473)

Balance at March 31, 2015	$37,326	$10,987	$26,339
Losses and loss expenses incurred	3,065	648	2,417
Losses and loss expenses paid	(2,830)	(547)	(2,283)	94%
Other (incl. foreign exch. revaluation)	669	60	609

Balance at June 30, 2015	$38,230	$11,148	$27,082
Losses and loss expenses incurred	3,252	609	2,643
Losses and loss expenses paid	(3,391)	(908)	(2,483)	94%
Other (incl. foreign exch. revaluation)	(527)	(193)	(334)

Balance at September 30, 2015	$37,564	$10,656	$26,908
Losses and loss expenses incurred	3,481	1,179	2,302
Losses and loss expenses paid	(3,616)	(1,050)	(2,566)	111%
Other (incl. foreign exch. revaluation)	(126)	(44)	(82)

Balance at December 31, 2015	$37,303	$10,741	$26,562
Losses and loss expenses incurred	4,663	989	3,674
Losses and loss expenses paid	(4,692)	(1,143)	(3,549)	97%
Acquired reserve (Legacy Chubb)	22,878	1,515	21,363
Other (incl. foreign exch. revaluation)	54	25	29

Balance at March 31, 2016	$60,206	$12,127	$48,079
Losses and loss expenses incurred	5,239	985	4,254
Losses and loss expenses paid	(4,708)	(752)	(3,956)	93%
Other (incl. foreign exch. revaluation)	82	36	46

Balance at June 30, 2016	$60,819	$12,396	$48,423
Losses and loss expenses incurred	5,335	1,066	4,269
Losses and loss expenses paid	(4,612)	(782)	(3,830)	90%
Other (incl. foreign exch. revaluation)	(195)	(4)	(191)

Balance at September 30, 2016	$61,347	$12,676	$48,671
Add net recoverable on paid losses	—	772	(772)

Balance including net recoverable on paid losses	$61,347	$13,448	$47,899

Loss Reserve Rollforward	Page 28

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

				Legacy ACE
	September 30	June 30	March 31	December 31
	2016	2016	2016	2015
Reinsurance recoverable on paid losses and loss expenses
Active operations	$558	$598	$592	$450
Brandywine and Other Run-off	300	323	269	288

Total	$858	$921	$861	$738

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$11,790	$11,535	$11,169	$9,884
Brandywine and Other Run-off	1,113	1,097	1,182	1,092

Total	$12,903	$12,632	$12,351	$10,976

Gross reinsurance recoverable
Active operations	$12,348	$12,133	$11,761	$10,334
Brandywine and Other Run-off	1,413	1,420	1,451	1,380

Total	$13,761	$13,553	$13,212	$11,714

Provision for uncollectible reinsurance (1)
Active operations	$(163)	$(162)	$(164)	$(194)
Brandywine and Other Run-off	(150)	(156)	(157)	(134)

Total	$(313)	$(318)	$(321)	$(328)

Net reinsurance recoverable
Active operations	$12,185	$11,971	$11,597	$10,140
Brandywine and Other Run-off	1,263	1,264	1,294	1,246

Total	$13,448	$13,235	$12,891	$11,386

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.2 billion.

Reinsurance Recoverable	Page 29

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

							Legacy ACE
	September 30		June 30		March 31		December 31
	2016		2016		2016		2015
Market Value
Fixed maturities available for sale	$81,358		$79,951		$77,538		$43,587
Fixed maturities held to maturity	11,366		11,581		11,580		8,552
Short-term investments	3,548		3,631		3,382		10,446

Total fixed maturities	$96,272		$95,163		$92,500		$62,585

Asset Allocation by Market Value
Treasury	$2,885	3%	$2,864	3%	$3,145	3%	$2,395	4%
Agency	558	1%	550	1%	634	1%	878	1%
Corporate and asset-backed	26,754	28%	25,450	27%	24,060	26%	17,985	28%
Mortgage-backed	15,040	15%	14,440	15%	13,757	15%	11,701	19%
Municipal	24,240	25%	24,975	26%	24,945	27%	4,950	8%
Non-U.S.	23,247	24%	23,253	24%	22,577	24%	14,230	23%
Short-term investments	3,548	4%	3,631	4%	3,382	4%	10,446	17%

Total fixed maturities	$96,272	100%	$95,163	100%	$92,500	100%	$62,585	100%

Credit Quality by Market Value
AAA	$16,878	17%	$17,412	18%	$19,524	21%	$14,369	23%
AA	37,325	39%	36,802	39%	34,399	37%	22,141	36%
A	17,956	19%	18,016	19%	17,726	19%	10,163	16%
BBB	12,387	13%	12,148	13%	11,604	13%	8,941	14%
BB	6,719	7%	6,465	7%	5,484	6%	3,775	6%
B	4,722	5%	4,061	4%	3,494	4%	3,018	5%
Other	285	0%	259	0%	269	0%	178	0%

Total fixed maturities	$96,272	100%	$95,163	100%	$92,500	100%	$62,585	100%

Cost/Amortized Cost
Fixed maturities available for sale	$78,630		$77,436		$75,991		$43,149
Fixed maturities held to maturity	10,927		11,090		11,280		8,430
Short-term investments	3,548		3,631		3,382		10,446

Subtotal fixed maturities	93,105		92,157		90,653		62,025
Equity securities	695		703		841		441
Other investments	4,170		4,152		4,233		2,993

Total investment portfolio	$97,970		$97,012		$95,727		$65,459

Avg. duration of fixed maturities	3.9 years		3.9 years		3.9 years		3.5 years
Avg. market yield of fixed maturities	2.2%		2.3%		2.5%		2.8%
Avg. credit quality	A/Aa		A/Aa		AA/Aa		A/Aa
Avg. yield on invested assets (1)	3.4%		3.4%		3.4%		3.4%

(1)	Calculated using adjusted net investment income.

Investments	Page 30

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at September 30, 2016
Agency residential mortgage-backed (RMBS)	$—	$12,175	$—	$—	$—	$12,175
Non-agency RMBS	1	5	11	5	34	56
Commercial mortgage-backed	2,776	27	6	—	—	2,809

Total mortgage-backed securities at market value	$2,777	$12,207	$17	$5	$34	$15,040

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at September 30, 2016

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$788	$32	$—	$—	$820
Banks	—	17	1,659	1,688	3,364
Basic Materials	—	—	93	265	358
Communications	—	167	274	1,263	1,704
Consumer, Cyclical	—	189	632	745	1,566
Consumer, Non-Cyclical	116	548	1,841	1,099	3,604
Diversified Financial Services	28	29	499	216	772
Energy	—	60	105	733	898
Industrial	—	388	559	509	1,456
Utilities	1	8	1,008	658	1,675
All Others	115	512	824	634	2,085

Total	$1,048	$1,950	$7,494	$7,810	$18,302

Market Value at September 30, 2016

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$3	$3	$10	$16
Banks	25	—	—	25
Basic Materials	197	171	3	371
Communications	858	783	19	1,660
Consumer, Cyclical	1,002	693	34	1,729
Consumer, Non-Cyclical	762	1,071	36	1,869
Diversified Financial Services	193	41	4	238
Energy	349	133	22	504
Industrial	391	419	32	842
Utilities	272	78	1	351
All Others	453	376	18	847

Total	$4,505	$3,768	$179	$8,452

Investments 2	Page 31

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

September 30, 2016

Non-U.S. Government Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$—	$1,719	$—	$—	$—	$1,719
Canada	1,187	—	—	—	—	1,187
Republic of Korea	—	1,117	—	—	—	1,117
Federative Republic of Brazil	—	—	—	—	808	808
Province of Ontario	—	1	493	—	—	494
Germany	465	—	—	—	—	465
Kingdom of Thailand	—	—	436	—	—	436
United Mexican States	—	—	292	140	—	432
Province of Quebec	—	8	415	—	—	423
Australia	317	3	—	—	—	320
Other Non-U.S. Government Securities	1,148	1,552	513	391	688	4,292

Total	$3,117	$4,400	$2,149	$531	$1,496	$11,693

Non-U.S. Corporate Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$102	$127	$807	$913	$270	$2,219
Canada	115	318	310	461	239	1,443
United States (1)	2	93	183	317	283	878
France	22	49	487	277	38	873
Netherlands	96	12	434	234	51	827
Australia	100	156	275	94	41	666
Germany	144	67	128	248	30	617
Japan	—	38	357	18	10	423
Switzerland	31	19	116	141	38	345
China	—	127	121	24	5	277
Other Non-U.S. Corporate Securities	475	452	832	701	526	2,986

Total	$1,087	$1,458	$4,050	$3,428	$1,531	$11,554

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 32

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	September 30, 2016	Market Value	Rating
1	JP Morgan Chase & Co	$572	A-
2	Wells Fargo & Co	487	A
3	General Electric Co	448	AA-
4	Goldman Sachs Group Inc	430	BBB+
5	Anheuser-Busch InBev NV	371	A-
6	Verizon Communications Inc	365	BBB+
7	Morgan Stanley	342	BBB+
8	AT&T Inc	340	BBB+
9	Bank of America Corp	339	BBB+
10	Berkshire Hathaway Inc	331	AA

Investments 4	Page 33

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended September 30, 2016
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses) (1)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$27	$(8)	$19	$195	$(67)	$128	$222	$(75)	$147
Fixed income derivatives	1	2	3	—	—	—	1	2	3
Public equity	6	(3)	3	23	(1)	22	29	(4)	25
Private equity	59	(12)	47	(4)	(3)	(7)	55	(15)	40

Total investment portfolio	93	(21)	72	214	(71)	143	307	(92)	215
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	44	—	44	—	—	—	44	—	44
Foreign exchange	29	(6)	23	(124)	(7)	(131)	(95)	(13)	(108)
Partially-owned entities (3)	—	—	—	—	—	—	—	—	—
Other	3	—	3	5	(1)	4	8	(1)	7

Net gains (losses)	$169	$(27)	$142	$95	$(79)	$16	$264	$(106)	$158

(1)	Other-than-temporary impairments for the quarter includes $7 million for fixed maturities, $1 million for public equity and $4 million for private equity.
(2)	The quarter includes $45 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Legacy ACE
	Three months ended September 30, 2015
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses) (4)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$(51)	$5	$(46)	$(237)	$8	$(229)	$(288)	$13	$(275)
Fixed income derivatives	(22)	4	(18)	—	—	—	(22)	4	(18)
Public equity	2	(1)	1	(34)	9	(25)	(32)	8	(24)
Private equity	9	(5)	4	(12)	—	(12)	(3)	(5)	(8)

Total investment portfolio	(62)	3	(59)	(283)	17	(266)	(345)	20	(325)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	(313)	—	(313)	—	—	—	(313)	—	(313)
Foreign exchange	(2)	5	3	(575)	28	(547)	(577)	33	(544)
Partially-owned entities (6)	14	(2)	12	10	—	10	24	(2)	22
Other	(5)	—	(5)	4	—	4	(1)	—	(1)

Net gains (losses)	$(368)	$6	$(362)	$(844)	$45	$(799)	$(1,212)	$51	$(1,161)

(4)	Other-than-temporary impairments for the quarter includes $26 million for fixed maturities, $3 million for public equity and $1 million for private equity.
(5)	The quarter includes $83 million of gains on applicable hedges. These gains are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Net Gains (Losses) 1	Page 34

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Nine months ended September 30, 2016
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses) (1)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$(156)	$(2)	$(158)	$2,237	$(533)	$1,704	$2,081	$(535)	$1,546
Fixed income derivatives	(85)	14	(71)	—	—	—	(85)	14	(71)
Public equity	39	(14)	25	52	(10)	42	91	(24)	67
Private equity	73	(9)	64	(73)	—	(73)	—	(9)	(9)

Total investment portfolio	(129)	(11)	(140)	2,216	(543)	1,673	2,087	(554)	1,533
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(358)	—	(358)	—	—	—	(358)	—	(358)
Foreign exchange	46	(12)	34	269	(18)	251	315	(30)	285
Partially-owned entities (3)	(5)	1	(4)	—	—	—	(5)	1	(4)
Other	—	—	—	8	—	8	8	—	8

Net gains (losses)	$(446)	$(22)	$(468)	$2,493	$(561)	$1,932	$2,047	$(583)	$1,464

(1)	Year to date other-than-temporary impairments includes $77 million for fixed maturities, $7 million for public equity and $7 million for private equity.
(2)	Year to date includes $88 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Legacy ACE
	Nine months ended September 30, 2015
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses) (4)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$(50)	$—	$(50)	$(630)	$101	$(529)	$(680)	$101	$(579)
Fixed income derivatives	6	1	7	—	—	—	6	1	7
Public equity	32	(10)	22	(40)	11	(29)	(8)	1	(7)
Private equity	49	(8)	41	(19)	—	(19)	30	(8)	22

Total investment portfolio	37	(17)	20	(689)	112	(577)	(652)	95	(557)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	(268)	—	(268)	—	—	—	(268)	—	(268)
Foreign exchange	(73)	17	(56)	(860)	35	(825)	(933)	52	(881)
Partially-owned entities (6)	45	(4)	41	10	—	10	55	(4)	51
Other	(11)	2	(9)	11	(2)	9	—	—	—

Net gains (losses)	$(270)	$(2)	$(272)	$(1,528)	$145	$(1,383)	$(1,798)	$143	$(1,655)

(4)	Year to date other-than-temporary impairments includes $46 million for fixed maturities, $4 million for public equities and $1 million for private equity.
(5)	Year to date includes $69 million of gains on applicable hedges. These gains are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Net Gains (Losses) 2	Page 35

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

				Legacy ACE
	September 30	June 30	March 31	December 31	December 31
	2016	2016	2016	2015	2014
Financial Debt:
Total short-term debt	$500	$500	$500	$—	$1,150
Total long-term debt (1)	12,621	12,631	12,636	9,389	3,334

Total financial debt	$13,121	$13,131	$13,136	$9,389	$4,484
Hybrid debt:
Total trust preferred securities	308	308	308	307	307

Total	$13,429	$13,439	$13,444	$9,696	$4,791

Capitalization:
Shareholders’ equity	$48,372	$47,226	$45,897	$29,135	$29,587
Hybrid debt	308	308	308	307	307
Financial debt	13,121	13,131	13,136	9,389	4,484

Total capitalization	$61,801	$60,665	$59,341	$38,831	$34,378

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.5%	0.5%	0.8%	0.9%
Financial debt	21.2%	21.6%	22.1%	24.2%	13.0%

Total hybrid & financial debt	21.7%	22.1%	22.6%	25.0%	13.9%

Note: As of September 30, 2016, there was $0.5 billion usage of credit facilities on a total commitment of $1.5 billion.

(1)	In connection with our acquisition of The Chubb Corporation, we assumed $3.3 billion par value of Legacy Chubb’s debt, fair valued at $3.8 billion for purchase accounting purposes. This included $1 billion of junior subordinated capital securities.

Debt and Capital	Page 36

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended September 30		Nine months ended September 30
	2016	2015	2016	2015
Numerator
Operating income to common shares	$1,356	$897	$3,433	$2,430
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(79)	—	(257)	—
Tax benefit on amortization adjustment	26	—	79	—
Chubb integration and related expenses, pre-tax	(115)	(9)	(368)	(9)
Tax benefit on Chubb integration and related expenses	30	2	106	2
Adjusted net realized gains (losses), pre-tax	169	(368)	(446)	(270)
Tax (expense) benefit on adjusted net realized gains (losses)	(27)	6	(22)	(2)

Net income	$1,360	$528	$2,525	$2,151

Rollforward of Common Shares Outstanding
Shares - beginning of period	465,012,980	323,814,281	324,563,441	328,659,686
Share Issuance for Chubb Acquisition	—	—	136,950,381	—
Repurchase of shares	—	—	—	(6,677,663)
Shares issued, excluding option exercises	34,510	(78,863)	2,504,257	1,039,238
Issued for option exercises	238,620	326,950	1,268,031	1,041,107

Shares - end of period	465,286,110	324,062,368	465,286,110	324,062,368

Denominator
Weighted average shares outstanding	468,021,093	324,210,936	460,631,794	325,904,502
Effect of other dilutive securities	3,375,269	2,962,484	3,439,017	3,269,724

Adj. wtd. avg. shares outstanding and assumed conversions	471,396,362	327,173,420	464,070,811	329,174,226

Basic earnings per share
Operating income	$2.90	$2.77	$7.45	$7.46
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.11)	—	(0.39)	—
Chubb integration and related expenses, net of tax	(0.18)	(0.02)	(0.57)	(0.02)
Adjusted net realized gains (losses), net of tax	0.29	(1.12)	(1.01)	(0.84)

Net income	$2.90	$1.63	$5.48	$6.60

Diluted earnings per share
Operating income	$2.88	$2.74	$7.40	$7.38
Amortization of fair value adjustment of acquired invested assets and long-term debt (1)	(0.11)	—	(0.39)	—
Chubb integration and related expenses	(0.18)	(0.02)	(0.56)	(0.02)
Adjusted net realized gains (losses)	0.29	(1.10)	(1.01)	(0.83)

Net income	$2.88	$1.62	$5.44	$6.53

(1)	Related to the acquisition of The Chubb Corporation.

Earnings per share	Page 37

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	September 30	June 30	March 31	December 31	September 30
	2016	2016	2016	2015	2015
Shareholders’ equity	$48,372	$47,226	$45,897	$29,135	$29,127
Less: goodwill and other intangible assets, net of tax	20,332	20,656	20,904	5,683	5,713

Numerator for tangible book value per share	$28,040	$26,570	$24,993	$23,452	$23,414

Book value - % change over prior quarter	2.4%	2.9%	57.5%	0.0%	-1.4%
Tangible book value - % change over prior quarter	5.5%	6.3%	6.6%	0.2%	-0.7%
Denominator	465,286,110	465,012,980	464,283,520	324,563,441	324,062,368

Book value per common share	$103.96	$101.56	$98.85	$89.77	$89.88
Tangible book value per common share	$60.26	$57.14	$53.83	$72.25	$72.25
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$47,226	$45,897	$29,135	$29,127	$29,555
Operating income	1,356	1,058	1,019	780	897
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(53)	(66)	(59)	—	—
Chubb integration and related expenses, net of tax	(85)	(71)	(106)	(35)	(7)
Adjusted net realized gains (losses), net of tax	142	(195)	(415)	(62)	(362)
Net unrealized gains (losses) on the investment portfolio	143	706	824	(411)	(255)
Share Issuance related to acquisition of The Chubb Corp.	—	—	15,204	—	—
Fair value of equity awards assumed in acquisition of The Chubb Corp.	—	—	323	—	—
Dividend declared on common shares	(323)	(323)	(314)	(218)	(218)
Cumulative translation	(131)	105	277	(133)	(547)
Pension liability	4	3	1	1	3
Other (2)	93	112	8	86	61

	$48,372	$47,226	$45,897	$29,135	$29,127

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 38

Chubb Limited

Non-GAAP Financial Measures

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted net realized gains (losses) is a non-GAAP financial measure that excludes realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified to Adjusted losses and loss expenses (a non-GAAP financial measure). Adjusted losses and loss expenses include gains and losses on crop derivatives. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. A reconciliation of GAAP combined ratio to P&C combined ratio is provided on page 41.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our underwriting operations as they are heavily influenced by, and fluctuate in part according to market conditions. The focus of our business is underwriting operations. Excluding results that are not underwriting related provide visibility into the effectiveness of our company pricing underwriting risks. Results based on market conditions, such as realized gains and losses from our investment portfolio, and results that are driven by unusual items, such as the size and complexity of our recent Chubb Corp acquisition and the related integration costs and purchase accounting adjustments, are not indicative measure of our effectiveness in pricing underwriting risks.

In presenting our segment income results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and adjusted net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which excludes the Life Insurance segment. North America Agricultural Insurance underwriting income includes gains (losses) on crop derivatives.

P&C combined ratio excluding catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses and PPD. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected and net earned premium adjustments on loss sensitive policies. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C loss and loss expense ratio excluding the impact of catastrophe losses and PPD is a non-GAAP financial measure. The loss ratio numerator includes adjusted losses and loss expenses and excludes catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our consolidated expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses). The denominator excludes adjusted net realized gains (losses), before tax. We exclude adjusted net realized gains (losses) and the related tax impact because these amounts are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 38. Tangible book value per common share excluding acquisitions is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. The numerator adds back the goodwill and other intangible assets, net of tax, related to the acquisition of The Chubb Corporation in order to adjust for the distortive effect of the acquisition. In addition, we disclose per share measures that exclude the impact of foreign currency fluctuations during 2016 in order to adjust for the distortive effects of fluctuations in exchange rates.

Operating income is a non-GAAP financial measure that excludes the after-tax impact of adjusted net realized gains (losses), net realized gains (losses) included in other income (expense) related to partially owned entities, Chubb integration and related expenses, and the amortization of the fair value adjustments related to purchased invested assets and long-term debt from The Chubb Corp acquisition. We exclude realized gains and losses because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. We also exclude Chubb integration and related expenses due to the size and complexity of this acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income, as well. These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitate the comparison of our financial results to our historical operating results. These expenses include legal and professional fees and all other costs directly related to the integration activities of The Chubb Corp acquisition. In addition, we excluded the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015 from operating income because the operations for which the debt was issued were not part of our operating activities prior to the completion of the acquisition. Effective with the close of The Chubb Corp acquisition (January 14, 2016), this debt was considered a cost of our operations and interest expense associated with this debt is included within operating income. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Operating income should not be viewed as a substitute for net income determined in accordance with GAAP.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment of acquired invested assets. Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment of acquired debt and the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. We believe that excluding these items are meaningful in order to present the underlying economics of the company’s business.

Net premiums written excluding merger-related underwriting actions, including additional reinsurance are non-GAAP performance measures. Since the acquisition of The Chubb Corporation, we have entered into reinsurance agreements with third-party reinsurers for the Legacy Chubb Corp businesses and have taken other merger-related underwriting actions, in conformity with our underwriting and risk diversification strategy. We believe that these measures are meaningful to evaluate trends in our production on a comparable basis to the prior year As If we were one company in 2015.

We acquired the Fireman’s Fund high net worth personal lines business in April 2015 and recognized as written premiums non-recurring unearned premiums reserves of $252 million. Due to the size of this non-recurring transfer, we believe that excluding this one-time benefit in 2015 will allow for comparability when assessing trends in our business. We present measures exclusive of Fireman’s Fund high net worth business from our 2016 and 2015 results in order to show its impact on our results and to highlight the impact of Fireman’s Fund low retention on our business.

Reconciliation Non-GAAP	Page 39

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating income

Operating income is a common performance measure for insurance companies and is presented throughout this report.

The following table presents the reconciliation of Net income to Operating income:

	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	YTD 2016	YTD 2015	Full Year 2015
Net income, as reported	$1,360	$726	$439	$683	$528	$2,525	$2,151	$2,834
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(79)	(95)	(83)	—	—	(257)	—	—
Tax benefit on amortization adjustment	26	29	24	—	—	79	—	—
Chubb integration and related expenses, pre tax	(115)	(98)	(155)	(53)	(9)	(368)	(9)	(62)
Tax benefit on Chubb integration and related expenses	30	27	49	18	2	106	2	20
Adjusted net realized gains (losses)	97	(214)	(394)	(57)	(393)	(511)	(354)	(411)
Net realized gains (losses) related to unconsolidated entities (2)	72	18	(25)	(17)	25	65	84	67
Tax (expense) benefit on adjusted net realized gains (losses)	(27)	1	4	12	6	(22)	(2)	10

Operating income	$1,356	$1,058	$1,019	$780	$897	$3,433	$2,430	$3,210

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Operating ROE

Operating return on equity (ROE) or ROE calculated using operating income: The ROE numerator includes income adjusted to exclude after-tax adjusted net realized gains (losses), Chubb integration and related expenses, and the amortization of the fair value adjustment of acquired invested assets and long-term debt. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. In addition, for the nine months ended September 30, 2016, the denominator was adjusted to account for the weighted-average impact of the $15,527 million issuance of common shares and equity awards related to The Chubb Corp acquisition on January 14, 2016 . To annualize YTD 2016 operating ROE, include the 14-day stub period adjustment in the numerator (i.e., include income from the first 14 days of January of approximately $60 million to account for the distortive impact of Q1 not having a full quarter given the acquisition close on January 14, 2016). Operating ROE is a useful measures as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

	3Q-16	3Q-15	YTD 2016	YTD 2015	Full Year 2015
Net income	$1,360	$528	$2,525	$2,151	$2,834
Operating income	$1,356	$897	$3,433	$2,430	$3,210
Equity - beginning of period, as reported	$47,226	$29,555	$29,135	$29,587	$29,587
Add: weighted average impact of equity issuance (260 days)	—	—	14,734	—	—
Less: unrealized gains (losses) on investments, net of deferred tax	2,404	1,540	874	1,851	1,851

Equity - beginning of period, as adjusted	$44,822	$28,015	$42,995	$27,736	$27,736

Equity - end of period, as reported	$48,372	$29,127	$48,372	$29,127	$29,135
Less: weighted average impact of equity issuance (14 days)	—	—	793	—	—
Less: unrealized gains (losses) on investments, net of deferred tax	2,547	1,285	2,547	1,285	874

Equity - end of period, as adjusted	$45,825	$27,842	$45,032	$27,842	$28,261

Weighted average equity, as reported	$47,799	$29,341	$45,724	$29,357	$29,361
Weighted average equity, as adjusted	$45,324	$27,929	$44,014	$27,789	$27,999
Operating ROE	12.0%	12.9%	10.4%	11.7%	11.5%
ROE	11.4%	7.2%	7.4%	9.8%	9.7%

Reconciliation Non-GAAP 2	Page 40

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating effective tax rate

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	YTD 2016	YTD 2015	Full Year 2015
Tax expense, as reported	$277	$155	$124	$67	$132	$556	$395	$462
Tax benefit on amortization of fair value of acquired invested assets and debt (1)	(26)	(29)	(24)	—	—	(79)	—	—
Tax benefit on Chubb integration and related expenses	(30)	(27)	(49)	(18)	(2)	(106)	(2)	(20)
Tax expense (benefit) on adjusted net realized gains (losses)	27	(1)	(4)	(12)	(6)	22	2	(10)

Tax expense, adjusted	$306	$212	$201	$97	$140	$719	$395	$492

Income before tax, as reported	$1,637	$881	$563	$750	$660	$3,081	$2,546	$3,296
Less: amortization of fair value of acquired invested assets and debt (1)	(79)	(95)	(83)	—	—	(257)	—	—
Less: Chubb integration and related expenses	(115)	(98)	(155)	(53)	(9)	(368)	(9)	(62)
Less: adjusted realized gains (losses)	97	(214)	(394)	(57)	(393)	(511)	(354)	(411)
Less: realized gains (losses) related to unconsolidated entities	72	18	(25)	(17)	25	65	84	67

Operating income before tax	$1,662	$1,270	$1,220	$877	$1,037	$4,152	$2,825	$3,702

Effective tax rate	17.0%	17.6%	22.1%	9.0%	20.0%	18.1%	15.5%	14.0%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt (1)	0.7%	1.1%	0.9%	—	—	0.9%	—	—
Adjustment for tax impact of Chubb integration and related expenses	0.6%	0.9%	2.2%	1.5%	-0.1%	1.1%	—	0.3%
Adjustment for tax impact of adjusted net realized gains (losses)	0.1%	-2.9%	-8.7%	0.6%	-6.4%	-2.8%	-1.5%	-1.0%

Operating effective tax rate	18.4%	16.7%	16.5%	11.1%	13.5%	17.3%	14.0%	13.3%

(1)	Related to the acquisition of The Chubb Corporation

P&C combined ratio

The following table presents the reconciliation of GAAP combined ratio to P&C combined ratio. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	YTD 2016	YTD 2015	Full Year 2015
GAAP combined ratio	86.0%	91.2%	90.0%	87.7%	85.8%	89.0%	87.2%	87.3%
Impact of gains and losses on crop derivatives	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.1%

P&C combined ratio	86.0%	91.2%	90.0%	87.7%	85.9%	89.0%	87.2%	87.4%

Reconciliation Non-GAAP 3	Page 41

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except share data)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb integration and related expenses, net of tax

Chubb integration and related expenses is a non-GAAP financial measure and includes legal and professional fees and all other costs directly related to the integration activities of The Chubb Corp acquisition, including the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. We exclude Chubb integration expenses related to The Chubb Corp acquisition from operating income due to the size and complexity of this acquisition. We exclude the pre-acquisition interest expense from operating income because the operations for which the debt was issued were not part of our operating activities prior to the completion of the acquisition. Effective with the close of The Chubb Corp acquisition (January 14, 2016), the interest on this debt was considered a cost of our operations and is included within operating income. These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitate the comparison of our financial results to our historical operating results. The following table presents the reconciliation of Chubb integration expenses on a GAAP basis to Chubb integration and related expenses.

	3Q-16	2Q-16	1Q-16	4Q-15	3Q-15	YTD 2016	YTD 2015	Full Year 2015
Chubb integration expenses, net of tax	$85	$71	$102	$16	$7	$258	$7	$23
Add: pre-acquisition interest expense related to $5.3 billion senior notes, net of tax	—	—	4	19	—	4	—	19

Chubb integration and related expenses, net of tax	85	71	106	35	7	262	7	42
Tax benefit	30	27	49	18	2	106	2	20

Chubb integration and related expenses, pre- tax	$115	$98	$155	$53	$9	$368	$9	$62

As If Results

As If results presented throughout this document are prepared exclusive of purchase accounting adjustments in order to present the underlying profitability of our insurance business. We believe that excluding these adjustments provide visibility and comparability into our results. As If is defined as follows:

2016 As If results: The 2016 and 2015 As If underwriting results do not include any impact from purchase accounting adjustments. The first quarter and year to date combined company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

The following presents the reconciliation of earnings per share to earnings per share, including the 14 day stub period for YTD 2016:

Numerator	YTD 2016
Operating income as reported	$3,433
Add: 14-day stub period income
Underwriting income	44
Net investment income	45
Interest expense	(9)
Income tax expense	(20)

Total 14-day stub period income	60

As If operating income, including 14 day stub period	$3,493

Net income as reported	$2,525
Add: 14-day stub period income from above	60

As If net income, including 14 day stub period	$2,585

Denominator	YTD 2016
Weighted average shares outstanding and assumed conversions	464,070,811
Impact of shares issued in connection with Chubb Corp acquisition	6,719,638
As If adjusted weighted average shares outstanding	470,790,449
Diluted earnings per share, including 14 day stub period
Operating income per share	$7.42
Net income per share	$5.49

Reconciliation Non-GAAP 4	Page 42

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following table presents the reconciliation of Q1 2016 As If underwriting income excluding purchase accounting adjustments and including 14 days prior to the acquisition (14 Day Stub Period) to Q1 2016 underwriting results.

		Purchase Accounting adjustments (1)		14 Day Stub Period
	Total Consolidated As If* (Excluding Purchase Accounting)	Acquisition expense elimination	UPR intangible amortization	North America Commercial P&C Insurance	North America Personal P&C Insurance	Overseas General Insurance	Global Reinsurance	Life Insurance	Corporate	Total Consolidated
Q1 2016
Net premiums written	$6,850			$519	$100	$215	$20	$1	$—	$5,995
Net premiums earned	6,988			208	109	72	—	2	—	6,597
Losses and loss expenses	3,896			127	53	42	—	—	—	3,674
Policy benefits	126			—	—	—	—	—	—	126
(Gains) losses from fair value changes in separate account assets	3			—	—	—	—	—	—	3
Policy acquisition costs	1,410	(506)		33	14	13	—	1	—	843
Amortization of acquired UPR intangible	—		570	—	—	—	—	—	—	570
Administrative expenses	836			35	13	12	—	1	3	772

Adjusted underwriting income (loss)	$717			$13	$29	$5	$—	$—	$(3)	$609

(1)	Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.

The following table presents the reconciliation of underwriting income excluding purchase accounting adjustments, as used throughout this report (As If), to Pro Forma results calculated in accordance with SEC guidance under Article 11:

					Purchase Accounting adjustments (1)
	Legacy ACE	Legacy Chubb	Accounting policy alignment (2)	As If*	Acquisition expense elimination	UPR intangible amortization	SEC Pro Forma 2015 (3)
Q1 2015
Net premiums written	$4,076	$3,106	$34	$7,216			$7,216
Net premiums earned	3,927	3,105	5	7,037			7,037
Losses and loss expenses	2,122	1,920	(1)	4,041			4,041
Policy benefits	142	—	—	142			142
(Gains) losses from fair value changes in separate account assets	(11)	—	—	(11)			(11)
Policy acquisition costs	707	626	64	1,397	(543)		854
Amortization of acquired UPR intangible	—	—	—	—		674	674
Administrative expenses	554	354	(33)	875			875

Underwriting income (loss)	$413	$205	$(25)	$593			$462

(1)	As if acquisition occurred on January 1, 2015.
(2)	Refer to the closing Form 8-K/A filed on March 24, 2016 for further information on these adjustments.
(3)	Based on SEC guidance under Article 11.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 5	Page 43

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following presents the reconciliation of Q2 2016 As If underwriting income excluding purchase accounting adjustments to Q2 2016 underwriting results.

		Purchase Accounting adjustments (1)
	Total Consolidated As If* (Excluding Purchase Accounting)	Acquisition expense elimination	UPR intangible amortization	Total Consolidated
Q2 2016
Net premiums written	$7,639			$7,639
Net premiums earned	7,405			7,405
Losses and loss expenses	4,256			4,256
Policy benefits	146			146
(Gains) losses from fair value changes in separate account assets	(3)			(3)
Policy acquisition costs	1,494	(459)		1,035
Amortization of acquired UPR intangible	—		525	525
Administrative expenses	829			829

Adjusted underwriting income	$683			$617	(1)

(1)	Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.

The following table presents the reconciliation of underwriting income excluding purchase accounting adjustments, as used throughout this report (As If), to Pro Forma results calculated in accordance with SEC guidance under Article 11:

					Purchase Accounting adjustments (1)
	Legacy ACE	Legacy Chubb	Accounting policy alignment (2)	As If*	Acquisition expense elimination	UPR intangible amortization	SEC Pro Forma 2015 (3)
Q2 2015
Net premiums written	$4,784	$3,309	$15	$8,108			$8,108
Net premiums earned	4,360	3,133	10	7,503			7,503
Losses and loss expenses	2,419	1,707	(8)	4,118			4,118
Policy benefits	153	—	—	153			153
(Gains) losses from fair value changes in separate account assets	(6)	—	—	(6)			(6)
Policy acquisition costs	727	652	77	1,456	(395)		1,061
Amortization of acquired UPR intangible	—	—	—	—		489	489
Administrative expenses	578	346	(50)	874			874

Underwriting income (loss)	$489	$428	$(9)	$908			$814

(1)	As if acquisition occurred on January 1, 2015. Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.
(2)	Refer to the closing Form 8-K/A filed on March 24, 2016 for further information on these adjustments.
(3)	Based on SEC guidance under Article 11.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 6	Page 44

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following presents the reconciliation of Q3 2016 As If underwriting income excluding purchase accounting adjustments to Q3 2016 underwriting results.

		Purchase Accounting adjustments (1)
	Total Consolidated As If* (Excluding Purchase Accounting)	Acquisition expense elimination	UPR intangible amortization	Total Consolidated
Q3 2016
Net premiums written	$7,573			$7,573
Net premiums earned	7,688			7,688
Losses and loss expenses	4,266			4,266
Policy benefits	155			155
(Gains) losses from fair value changes in separate account assets	(22)			(22)
Policy acquisition costs	1,475	(281)		1,194
Amortization of acquired UPR intangible	—		320	320
Administrative expenses	772			772

Adjusted underwriting income	$1,042			$1,003	(1)

(1)	Refer to page 8 for a reconciliation of underwriting income to net income. Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.

The following table presents the reconciliation of underwriting income excluding purchase accounting adjustments, as used throughout this report (As If), to Pro Forma results calculated in accordance with SEC guidance under Article 11:

					Purchase Accounting adjustments (1)
	Legacy ACE	Legacy Chubb	Accounting policy alignment (2)	As If*	Acquisition expense elimination	UPR intangible amortization	SEC Pro Forma 2015 (3)
Q3 2015
Net premiums written	$4,709	$3,171	$10	$7,890			$7,890
Net premiums earned	4,719	3,166	18	7,903			7,903
Losses and loss expenses	2,647	1,633	19	4,299			4,299
Policy benefits	89	—	—	89			89
(Gains) losses from fair value changes in separate account assets	49	—	—	49			49
Policy acquisition costs	771	663	71	1,505	(247)		1,258
Amortization of acquired UPR intangible	—	—	—	—		288	288
Administrative expenses	568	345	(57)	856			856

Underwriting income (loss)	$595	$525	$(15)	$1,105			$1,064

(1)	As if acquisition occurred on January 1, 2015. Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.
(2)	Refer to the closing Form 8-K/A filed on March 24, 2016 for further information on these adjustments.
(3)	Based on SEC guidance under Article 11.

*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 7	Page 45

Chubb Limited

Non-GAAP Financial Measures - 8

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following presents the reconciliation of YTD 2016 As If underwriting income excluding purchase accounting adjustments and including 14 days prior to the acquisition (14 Day Stub Period) to YTD 2016 as reported underwriting results.

		Purchase Accounting adjustments (1)		14 Day Stub Period
	Total Consolidated As If* (Excluding Purchase Accounting)	Acquisition expense elimination	UPR intangible amortization	North America Commercial P&C Insurance	North America Personal P&C Insurance	Overseas General Insurance	Global Reinsurance	Life Insurance	Corporate	Total Consolidated
Nine months ended September 30, 2016
Net premiums written	$22,062			$519	$100	$215	$20	$1	$—	$21,207
Net premiums earned	22,081			208	109	72	—	2	—	21,690
Losses and loss expenses	12,418			127	53	42	—	—	—	12,196
Policy benefits	427			—	—	—	—	—	—	427
(Gains) losses from fair value changes in separate account assets	(22)			—	—	—	—	—	—	(22)
Policy acquisition costs	4,379	(1,246)		33	14	13	—	1	—	3,072
Amortization of acquired UPR intangible	—		1,415	—	—	—	—	—	—	1,415
Administrative expenses	2,437			35	13	12	—	1	3	2,373

Adjusted underwriting income (loss)	$2,442			$13	$29	$5	$—	$—	$(3)	$2,229	(1)

(1)	Refer to page 10 for a reconciliation of underwriting income to net income. Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.

The following table presents the reconciliation of underwriting income excluding purchase accounting adjustments, as used throughout this report (“As If”), to Pro Forma results calculated in accordance with SEC guidance under Article 11:

					Purchase Accounting adjustments (1)
	Legacy ACE	Legacy Chubb	Accounting policy alignment (2)	As If*	Acquisition expense elimination	UPR intangible amortization	SEC Pro Forma 2015 (3)
Nine months ended September 30, 2015
Net premiums written	$13,569	$9,586	$59	$23,214			$23,214
Net premiums earned	13,006	9,404	33	22,443			22,443
Losses and loss expenses	7,188	5,260	10	12,458			12,458
Policy benefits	384	—	—	384			384
(Gains) losses from fair value changes in separate account assets	32	—	—	32			32
Policy acquisition costs	2,205	1,941	212	4,358	(1,185)		3,173
Amortization of acquired UPR intangible	—	—	—	—		1,451	1,451
Administrative expenses	1,700	1,045	(140)	2,605			2,605

Underwriting income (loss)	$1,497	$1,158	$(49)	$2,606			$2,340

(1)	As if acquisition occurred on January 1, 2015. Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.
(2)	Refer to the closing Form 8-K/A filed on March 24, 2016 for further information on these adjustments.
(3)	Based on SEC guidance under Article 11.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 8	Page 46

Chubb Limited

Non-GAAP Financial Measures - 9

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following tables present the reconciliation of combined company underwriting income (“As If”) used throughout this report to Pro Forma results calculated in accordance with SEC guidance under Article 11:

					Purchase Accounting adjustments (1)
	Legacy ACE	Legacy Chubb	Accounting policy alignment (2)	As If*	Acquisition expense elimination	UPR intangible amortization	SEC Pro Forma 2015 (3)
Q4 2015
Net premiums written	$4,144	$3,047	$18	$7,209			$7,209
Net premiums earned	4,207	3,114	22	7,343			7,343
Losses and loss expenses	2,305	1,693	8	4,006			4,006
Policy benefits	159	—	—	159			159
(Gains) losses from fair value changes in separate account assets	(13)	—	—	(13)			(13)
Policy acquisition costs	736	652	80	1,468	(99)		1,369
Amortization of acquired UPR intangible	—	—	—	—		99	99
Administrative expenses	570	334	(44)	860			860

Underwriting income (loss)	$450	$435	$(22)	$863			$863

					Purchase Accounting adjustments (1)
	Legacy ACE	Legacy Chubb	Accounting policy alignment (2)	As If*	Acquisition expense elimination	UPR intangible amortization	SEC Pro Forma 2015 (3)
Full Year 2015
Net premiums written	$17,713	$12,633	$77	$30,423			$30,423
Net premiums earned	17,213	12,518	55	29,786			29,786
Losses and loss expenses	9,493	6,953	18	16,464			16,464
Policy benefits	543	—	—	543			543
(Gains) losses from fair value changes in separate account assets	19	—	—	19			19
Policy acquisition costs	2,941	2,593	292	5,826	(1,284)		4,542
Amortization of acquired UPR intangible	—	—	—	—		1,550	1,550
Administrative expenses	2,270	1,379	(184)	3,465			3,465

Underwriting income (loss)	$1,947	$1,593	$(71)	$3,469			$3,203

(1)	As if acquisition occurred on January 1, 2015. Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.
(2)	Refer to the closing Form 8-K/A filed on March 24, 2016 for further information on these adjustments.
(3)	Based on SEC guidance under Article 11.
*	2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 9	Page 47

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses) divided by income excluding adjusted net realized gains (losses) before tax.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Chubb integration and related expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb acquisition including the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. The pre-acquisition interest expense is included in operating income subsequent to January 14th, 2016, the date of the acquisition close. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Glossary	Page 48